The Alger Fund
75 Maiden Lane
New York, N.Y. 10038
(800) 992-3863
--------------------------------------------------------------------------------
Board of Trustees
Fred M. Alger, Chairman
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
--------------------------------------------------------------------------------
Investment Manager
Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038
--------------------------------------------------------------------------------
Distributor
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, N.J. 07302
--------------------------------------------------------------------------------
Transfer Agent
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, N.J. 07302
--------------------------------------------------------------------------------
Independent Public Accountants
Arthur Andersen LLP
1345 Avenue of the Americas
New York, N.Y. 10105
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of The Alger Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

REP 106

================================================================================

                                 THE |
                               ALGER | MEETING THE CHALLENGE
                                FUND | OF INVESTING

                             ALGER GROWTH PORTFOLIO
                      ALGER SMALL CAPITALIZATION PORTFOLIO
                            ALGER BALANCED PORTFOLIO
                          ALGER MIDCAP GROWTH PORTFOLIO
                      ALGER CAPITAL APPRECIATION PORTFOLIO
                          ALGER MONEY MARKET PORTFOLIO

                              ANNUAL |
                              REPORT |  OCTOBER 31, 1996

FELLOW SHAREHOLDERS:
A YEAR-TO-DATE REVIEW                                          December 10, 1996

The fiscal year ended October 31, 1996 proved to be an interesting and turbulent time in the market. As we started this period, our Portfolios were coming off an extraordinary year, having significantly outperformed all relevant major market indices. During the past twelve months, however, it has been much more difficult to outperform the market. Although all of our Portfolios posted positive returns, they did lag the relevant market indices to some degree. The good news is that we feel that many of the factors which have contributed to our recent performance are now behind us, setting the stage for a strong rebound next year. In a sense, this past year has been almost a circle. We began with the assumption that the economy was exceedingly weak, went through a period dating from mid-March to late October during which the popular view was that the economy was too strong, and are now moving back in the direction of closing the year where we began it. During this time, the markets' volatility has been exacerbated by several "fear factors," which I believe are now behind us. I thought it might be useful to discuss these factors and explain why they are in our past.

1.    THE FEDERAL RESERVE

      Since March, the worries concerning both the bond and stock markets have been that the economy was growing too quickly, unemployment levels were too low, and inflation was just around the corner. It was presumed that these concerns would lead to an increase in Federal Reserve driven rates, most likely the Fed Funds rate, but also possibly the discount rate. We have maintained that the marketplace was exaggerating the extent of the strength in the economy and, as a result, the Fed would not raise rates. Thus far, we have been correct.

      One of the points that we have consistently made has been that the economy, in the second half, was going to slow dramatically from the rapid pace of the second quarter. On October 30th, the GDP for the third quarter was announced and it increased a scant 2.2%, now revised to 2%. Moreover, consumer spending was up merely .6%, the smallest increase in almost five years. Real final sales were up just .4%, the smallest gain since the first quarter of 1993. Moreover, the implicit price deflator was 1.6%, even lower than the diminutive 1.8% of the second quarter. Furthermore, payroll employment growth slowed significantly in the third quarter of 1996. Average monthly gains amounted to 113,000, well below the rate of gain in the first half of 1996.

      All of this data leads us to the conclusion that there should be no more concern about the Fed increasing interest rates during the remainder of the year.

2.    CLINTON-PHOBIA

      One of the market's biggest concerns had been the prospect that the Democrats would regain control of the political agenda. So intense was this fear that health care stocks, thought to be especially vulnerable, sold off dramatically prior to the election. As we now know, the reality is far different. The Republicans retained control of the House of Representatives. Additionally, they increased their control of the Senate by two seats. This election essentially forces a moderate agenda on President Clinton and probably dooms for a long time to come any return to liberal issues. One can only conclude that the election was a great triumph for investors.

3.    VALUATION FEARS

      I am frequently asked to address the question as to whether the market is or is not over-valued at present. The answer emphatically is that it is not. Contrast if you will, the present level of the S&P

      Industrials compared to 1987. In 1987, at its peak, the S&P Industrials was selling in excess of 20x earnings, contrasted with the long-bond yielding in excess of 9%. At present the S&P Industrials is selling at 18.5x consensus estimates for 1997, while the long-bond is yielding a mere 6.46%.

      I am also asked whether or not the deceleration of the economy could put downward pressure on earnings, thereby impacting the market. Growth stocks tend to do their best during periods of relatively slack earnings. For example, 1991 was a slow year in the economy, but one of the best years of performance in our history. The reason for this is obvious. As the economy slows down, investors turn away from large, cyclical stocks and concentrate on smaller, growth stocks which can generate increased earnings independent of the economy. This is made even more pronounced when it is preceded by a period during which the multiples on growth stocks have been compressed relative to the market as a whole. This is certainly the case in the current environment. For example, we estimate that the 5 year weighted average growth rate of the stocks in the Alger Fund Portfolios currently ranges from 20.5% (Alger Balanced Portfolio) to 25.2% (Alger Small Capitalization Portfolio) as compared to a trend line growth rate of 7% for the S&P Industrials. The P/E multiple on average, based on 1997 estimates, ranges from 18.4x (Alger Balanced Portfolio) to 20.9x (Alger Small Capitalization Portfolio) which compares with the multiple on the S&P Industrials at 18.5x. These numbers show that there is very little premium in terms of valuation between our funds and the index despite the fact that the growth rate on the stocks in the funds is 3 times faster than the index.


We believe, therefore, that we may have a trampoline effect next year. While our target for the Dow in 1997 is in the 7200 to 7300 range, we believe that our funds could do considerably better if everything works right.


PORTFOLIO MATTERS

ALGER SMALL CAPITALIZATION PORTFOLIO

The Portfolio's total return for the year was 3.17% versus a return of 13.33% for the Russell 2000 Growth Index. In contrast, when we began November 1995, the Portfolio had just produced a one year return through October 31, 1995 of 46.2% versus 20.6% for the Russell 2000 Growth Index. These tremendous gains were realized in large part by a substantial commitment to the technology sector. Specifically, by the end of October 1995, the Portfolio had 19.3% of its assets invested in semiconductors, 15.1% in communications, 8.7% in computer software, 6.5% in semiconductors capital equipment and 13.7% in other technology related companies. It was with this allocation of assets that the Portfolio entered into fiscal year 1996. The economy decelerated sharply in the fourth quarter of 1995, and this had negative implications for certain technology stocks, especially commodity-based semiconductors (DRAMs & SRAMs) which were also beset by a build-up of capacity in Asia. At this point, significant sell-offs began to occur. Our overweighting in this industry in the first half contributed to the lackluster performance. At October 31, 1996, we had reduced our semiconductor exposure to 3.1%.


Also noteworthy is that during the recent June-July correction, small cap growth stocks seemed to catch the brunt of the negativity. Additionally, the Russell 2000 Growth had a substantial exposure to the financial and energy sectors, both of which performed very well during the 12 month period. These were areas in which the Portfolio had minimal weighting, which accounts in part for the Portfolio's relative underperformance. At October 31, 1996, the Portfolio was well diversified with computer software, communications equipment and retailing representing 13.1%, 9.1% and 8.1% of the Portfolio, respectively.

ALGER GROWTH PORTFOLIO

For the year ended October 31, 1996, the Alger Growth Portfolio's total return was 8.08% compared to 24.10% for the S&P 500. The economic uncertainty which prevailed throughout most of the year resulted in defensive positioning of investors. As a result, there was a flight to larger, less volatile, blue-chip type stocks. Stocks of companies which are expected to grow their earnings at a faster rate (25%+), which are the types of stocks in which this Portfolio typically invests, did not fare as well. Currently, good quality growth stocks, which typically trade in a range of 1.5 to 2.5 times the market multiple, are trading at around 1.3 times based on our 1997 estimated earnings per share: below the low-end of the historical range. In other words, investors are paying only a very small premium for quality growth stocks, such as those in the Portfolio. As it becomes clearer in the months ahead that the economy is expanding at a noninflationary, steady pace, we expect that investor confidence will rebuild and premiums for growth stocks will expand.
This should translate into strong performance for the Portfolio.

ALGER MIDCAP GROWTH PORTFOLIO

For the year ended October 31, 1996, the Alger MidCap Growth Portfolio's total return was 6.43% compared to 17.35% for the S&P MidCap 400 Index. In the exceedingly volatile environment that prevailed over the last 12 months, it proved very difficult to find the right group of stocks. Although activity in the bond market made the economy look, at times, overheated, corporate profits in the first half of the year were not that strong. As a result, earnings for many of the stocks held in the Portfolio grew at rates which were below expectations. Like the Alger Small Capitalization Portfolio, this portfolio was also negatively impacted by its large technology exposure, most notably semiconductors. At October 31, 1996, the three largest industries represented in the Portfolio were retailing, computer software and financial services. The Portfolio currently has a 5 year estimated EPS of 23.6% and, with a P/E multiple (based on 1997 earnings estimates) of only 19.4x, demonstrates very attractive valuations relative to the market.


ALGER BALANCED PORTFOLIO

The Alger Balanced Portfolio's total return for the year ended October 31, 1996 was 6.26%, while maintaining a ratio of approximately 55-65% common stocks and 35-45% debt securities. The Portfolio did not outperform the S&P 500, which returned 24.10% over the same time period; however the performance relative to the Lehman Brothers Gov't/Corp. Bond Index return of 5.39% was more favorable.

The Portfolio's total performance suffered as a result of the lackluster performance in the more aggressive equity portion of the portfolio which averaged roughly 60% of the Portfolio. Here as in some of the other Portfolios, an overcommitment to technology coupled with relatively slack earnings for many of the owned companies hurt the Portfolio. The Portfolio was impacted further by its midyear exposure to health care related stocks, specifically HMO's, which totaled as much as 3% of the Portfolio. During the June-July correction, these stocks were especially hard-hit as increasing medical expenses hurt second quarter earnings. Presently the equity portion of the Portfolio is well positioned with diversified holdings in, among other industries, financial services, pharmaceuticals, communications equipment, retailing and semiconductors.

ALGER CAPITAL APPRECIATION PORTFOLIO

For the year ended October 31, 1996, the Alger Capital Appreciation Portfolio's total return was 19.48%, compared to 24.10% for the S&P 500. This Portfolio's performance during this time period is particularly gratifying given the extremely challenging conditions which prevailed. The economic uncertainty which existed throughout most of the year resulted in defensive positioning of investors. As a result, there was a flight to larger, more predictable, blue-chip type stocks. Therefore, the S&P 500 enjoyed a very strong year, driven by the larger, stable companies in the index. This Portfolio employs an "allcap" (i.e. small, medium and large capitalizations) portfolio management strategy, and thus was relatively underweighted in these strong performing stocks. Additionally, as smaller and mid cap stocks have been significantly lagging the larger averages, the Portfolio's exposure to these types of stocks through its allcap strategy have caused it to underperform the S&P 500, which has relatively little exposure in these areas.

LOOKING AHEAD

The longer term looks very bright. Recently I have found myself being asked the same question, "How long can this bull market go on?" I never hesitate to tell people that I expect the market, as measured by the Dow Jones Industrial Average, to hit 10,000 by the end of the decade. I think this answer seems to many to be either a bit far fetched or a number that I picked because it sounds good for the media, a nice, big, round number. This is how the 10,000 was derived: I believe that the earnings per share of the Dow will be approximately $365 in 1996. If the economy is able to grow at a 3% rate in GDP (which it should, on average), I believe the Dow can grow its earnings at a 10% rate. This should bring earnings in the year 2000 to about $535 per share. The median relationship between the earnings yield on the averages and the long-bond has been 75% over fifteen years. Based on this number, given a 7% long-bond (which would presume a 3% inflation rate and a 4% real rate of return), the market should have a multiple of 19x. This, multiplied by its earnings, gives the Dow a value of 10190: QED!

In conclusion, I don't want to seem Panglossian, but we seem to be in the best of all possible worlds. Interest rates, politics, inflation, the economy and the stock market all seem to be going in the right direction at the same time. The result should be good performance for the Portfolios.

                                                         Respectfully submitted,



                                                              /s/ David D. Alger
                                                              ------------------
                                                                  David D. Alger
                                                                       President


TABLE OF CONTENTS

 Alger Growth Portfolio:
                              Portfolio Highlights ......................................................................6
                              Schedule of Investments ...................................................................7
                              Financial Highlights ......................................................................9
Alger Small Capitalization Portfolio:
                              Portfolio Highlights......................................................................10
                              Schedule of Investments...................................................................11
                              Financial Highlights......................................................................14
Alger Balanced Portfolio:
                              Portfolio Highlights......................................................................15
                              Schedule of Investments...................................................................16
                              Financial Highlights......................................................................18
Alger MidCap Growth Portfolio:
                              Portfolio Highlights......................................................................19
                              Schedule of Investments...................................................................20
                              Financial Highlights......................................................................22
Alger Capital Appreciation Portfolio:
                              Portfolio Highlights......................................................................23
                              Schedule of Investments...................................................................24
                              Financial Highlights......................................................................26
Alger Money Market Portfolio:
                              Schedule of Investments...................................................................27
                              Financial Highlights......................................................................29
Statements of Assets and Liabilities....................................................................................30
Statements of Operations ...............................................................................................31
Statement of Cash Flows (Alger Capital Appreciation Portfolio)..........................................................32
Statements of Changes in Net Assets.....................................................................................33
Notes to Financial Statements ..........................................................................................34
Report of Independent Public Accountants................................................................................38

                                                                             -6-
--------------------------------------------------------------------------------
ALGER GROWTH PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

The Alger Growth Portfolio invests in companies which generally have broader product lines, markets, financial resources and depth of management than smaller, newer companies.

--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 11, 1986
--------------------------------------------------------------------------------

[CAPTION - CHART]


                ALGER            S&P
               GROWTH          500 INDEX
               ------          -------
11-11-86        10,000          10,000
10-31-87         9,700          10,537
10-31-88        10,450          12,097
10-31-89        13,270          15,290
10-31-90        12,740          14,145
10-31-91        18,574          18,883
10-31-92        20,369          20,767
10-31-93        26,311          23,871
10-31-94        27,383          24,794
10-31-95        37,728          31,350
10-31-96        40,777          38,906


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Growth Portfolio and the S&P 500 Index on November 11, 1986, the inception date of the Alger Growth Portfolio. Figures for both the Alger Growth Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.


--------------------------------------------------------------------------------
                 PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                            Average Annual Return
                                                               Since Inception
                                  1 Year           5 Years       11/11/86
                                  ---------------------------------------
Alger Growth Portfolio             8.08%            17.03%         15.13%

  ASSUMING REDEMPTION AT THE
  END OF EACH PERIOD               3.08%            16.82%         15.13%

S&P 500 Index                     24.10%            15.55%         14.60%
                                  ---------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                             -7-
THE ALGER FUND
ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1996

Common Stocks--93.4%                            Shares          Value
                                               -------         ---------
AEROSPACE--3.5%
Boeing Company (The)........................    55,500    $    5,293,313
Gulfstream Aerospace Corp.*.................    54,000         1,275,750
Sundstrand Corp.............................    70,400         2,833,600
                                                          --------------
                                                               9,402,663
APPAREL--.8%
Tommy Hilfiger Corporation*.................    42,800         2,225,600
                                                          --------------
BIO-TECHNOLOGY--1.2%
Amgen Inc.*.................................    36,300         2,225,662
BioChem Pharma Inc.*........................    20,200           861,025
                                                          --------------
                                                               3,086,687
BUILDING & CONSTRUCTION--.9%
Clayton Homes, Inc..........................   136,000         2,295,000
                                                          --------------
CHEMICALS--2.8%
Monsanto Co.................................   188,600         7,473,275
                                                          --------------
COMMUNICATIONS--4.2%
Lucent Technologies Inc.....................    17,700           831,900
MFS Communications Co. Inc.*................    31,000         1,553,875
PictureTel Corp.*...........................    39,600         1,069,200
Qualcomm Inc.*..............................    29,700         1,180,575
Telecomunicacoes
   Brasileiras S.A. ADR.....................    35,000         2,607,500
WorldCom Inc.*..............................   166,100         4,048,688
                                                          --------------
                                                              11,291,738
                                                          --------------
COMMUNICATIONS EQUIPMENT--7.6%
Ascend Communications Inc.*.................    40,400         2,641,150
Cascade Communications Corp.*...............    18,100         1,314,513
Cisco Systems, Inc.*........................   137,800         8,526,375
Glenayre Technologies Inc*..................    62,000         1,596,500
Newbridge Networks Corp.*...................    40,000         1,265,000
Pairgain Technologies Inc.*.................    16,700         1,150,213
Tellabs, Inc.*..............................    43,500         3,702,938
                                                          --------------
                                                              20,196,689
                                                          --------------
COMPUTER RELATED &
   BUSINESS EQUIPMENT--3.5%
Sun Microsystems Inc.*......................    62,300         3,800,300
3 Com Corp.*................................    61,200         4,138,650
Xerox Corp..................................    30,200         1,400,525
                                                          --------------
                                                               9,339,475
                                                          --------------
COMPUTER SOFTWARE--4.3%
Compuware Corp.*............................    54,900         2,895,975
HBO & Company...............................    24,000         1,443,000
Informix Corporation*.......................   189,300         4,200,188
Microsoft Corporation*......................    20,200         2,772,450
                                                          --------------
                                                              11,311,613
                                                          --------------
COMPUTER TECHNOLOGY--1.6%
Adaptec, Inc.*..............................    70,200         4,273,425
                                                          --------------
CONSUMER PRODUCTS--3.5%
CUC International Inc.*.....................   107,100         2,623,950
Colgate Palmolive Co........................    26,000         2,392,000
Nike, Inc. Cl. B............................    45,800         2,696,475
Tyco International Ltd......................    30,000         1,488,750
                                                          --------------
                                                               9,201,175
                                                          --------------
DEFENSE--3.5%
Lockheed Martin Corp........................    28,789         2,580,214
McDonnell Douglas Corporation...............   124,000         6,758,000
                                                          --------------
                                                               9,338,214
                                                          --------------
ENERGY & ENERGY SERVICES--2.0%
Schlumberger Ltd............................    53,000         5,253,625
                                                          --------------
FINANCIAL SERVICES--11.5%
Chase Manhattan Corp........................    88,000         7,546,000
Citicorp....................................    48,700         4,821,300
First Data Corporation .....................   101,412         8,087,605
Green Tree Financial Corp...................   100,000         3,962,500
MBNA Corp. .................................    34,000         1,283,500
Money Store Inc. (The)......................   106,300         2,737,225
Schwab (Charles)
   Corporation (The)........................    90,600         2,265,000
                                                          --------------
                                                              30,703,130
                                                          --------------
FOOD CHAINS--.5%
Safeway Inc.*...............................    32,100         1,376,288
                                                          --------------
HEALTH CARE--9.3%
Boston Scientific Corp.*....................    42,000         2,283,750
Columbia/HCA Healthcare
   Corporation..............................    67,500         2,413,125
Guidant Corp................................    34,300         1,582,086
Johnson & Johnson...........................    22,808         1,123,294
Eli Lilly & Company.........................    91,400         6,443,700
Merck & Co., Inc............................   104,200         7,723,825
SmithKline Beecham PLC ADS..................    29,500         1,847,438
Warner-Lambert Co...........................    21,000         1,336,125
                                                          --------------
                                                              24,753,343
                                                          --------------
INSURANCE--3.8%
American International Group, Inc...........    73,100         7,940,485
Travelers/Aetna Property
   Casualty Corp. Cl. A. ...................    70,000         2,100,000
                                                          --------------
                                                              10,040,485
                                                          --------------
LEISURE & ENTERTAINMENT--1.6%
International Game Technology...............   174,000         3,675,750
Mirage Resorts, Incorporated*...............    30,000           660,000
                                                          --------------
                                                               4,335,750
                                                          --------------

                                                                             -8-
THE ALGER FUND
ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1996

Common Stocks--(cont.)                           Shares          Value
                                                 ------          -----
MACHINERY--.8%
Case Corp...................................    43,800    $    2,036,700
                                                          --------------
MEDICAL SERVICES--1.0%
Medtronic, Inc..............................    42,000         2,703,750
                                                          --------------
OIL & GAS--2.3%
Global Marine Inc.*.........................    90,000         1,653,750
Halliburton Co..............................    54,200         3,069,075
Tidewater Inc...............................    30,300         1,325,625
                                                          --------------
                                                               6,048,450
PHARMACEUTICALS--3.1%
Astra AB-Sponsored ADS Series A.............    89,500         4,105,813
Bristol Myers Squibb Co.....................    12,500         1,321,875
Pfizer Inc..................................    33,500         2,772,125
                                                               8,199,813
                                                          --------------
POLLUTION CONTROL--1.4%
USA Waste Services, Inc.*...................   113,900         3,644,800
                                                          --------------
RESTAURANTS &
   LODGING--3.0%
Boston Chicken Inc.*........................    82,900         3,015,488
Lone Star Steakhouse & Saloon, Inc.*........   173,900         4,456,188
Outback Steakhouse, Inc.*...................    24,700           572,744
                                                          --------------
                                                               8,044,420
                                                          --------------
RETAILING--7.1%
Cintas Corp.................................    35,000         2,038,750
Gucci Group N.V.............................    57,100         3,939,900
Home Depot, Inc.............................   126,500         6,925,875
Nine West Group Inc.*.......................    20,000           997,500
OfficeMax, Inc.*............................   371,550         5,015,925
                                                          --------------
                                                              18,917,950
                                                          --------------
SEMI-CONDUCTORS--4.7%
Altera Corporation*.........................    44,600         2,765,200
Intel Corp..................................    76,500         8,405,438
Maxim Integrated Products, Inc.*............    40,400         1,414,000
                                                          --------------
                                                              12,584,638
                                                          --------------
MISCELLANEOUS--3.9%
Loewen Group Inc..........................      97,000         3,843,625
Service Corp. International...............     232,600         6,629,100
                                                          --------------
                                                              10,472,725
                                                          --------------
Total Common Stocks
  (Cost $208,704,348).....................                   248,551,421
                                                          --------------
WARRANTS
MANUFACTURING
Windmere Corp.,*
  expire 1/19/98 (Cost $61)...............          81               678
                                                          --------------
PREFERRED STOCK--.5%
COMMUNICATIONS
Nokia Corporation, ADR
  (Cost $1,495,416).......................      31,700         1,470,088
                                                          --------------

SHORT-TERM CORPORATE                           PRINCIPAL
   NOTES--4.5%                                   AMOUNT
                                               ----------
Bancomer S.A.,
  5.26%, 11/8/96..........................  $2,200,000         2,197,750
Barton Capital Corp.,
  5.27%, 11/8/96 (a)......................   1,400,000         1,398,565
Dynamic Funding Corp. Series A,
  5.35%, 11/6/96..........................   8,000,000         7,994,056
Merrill Lynch & Co. Inc.,
  5.25%, 11/7/96..........................     300,000           299,738
                                                          --------------
Total Short-Term Corporate Notes
  (Cost $11,890,109)........................                  11,890,109
                                                          --------------
Total Investments
  (Cost $222,089,934)(b)....................     98.4%       261,912,296
Other Assets in
  Excess of Liabilities.....................      1.6          4,294,381
                                                ------    --------------
Net Assets..................................    100.0%      $266,206,677
                                                ======     =============


  *   Non-income producing security.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $222,089,934, amounted to $39,822,362 which consisted of aggregate gross unrealized appreciation of $45,264,762 and aggregate gross unrealized depreciation of $5,442,400.

                       See Notes to Financial Statements.

                                                                             -9-
THE ALGER FUND
ALGER GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR (I)

                                                                  YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------------------------------------
                                             1996              1995              1994             1993             1992
                                             ----              ----              ----             ----             ----
Net asset value, beginning of year....... $   9.38         $   6.97          $   7.43         $   5.76          $  5.77
                                          --------         --------          --------         --------          -------
Net investment income (loss).............     (.08)(ii)        (.02)             (.07)(ii)        (.02)            (.06)(ii)
Net realized and unrealized gain (loss)
   on investments........................      .78             2.59               .35             1.70              .61
                                          --------         --------          --------         --------          -------
Total from investment operations.........      .70             2.57               .28             1.68              .55
Distributions from net realized gains....     (.59)            (.16)             (.74)            (.01)            (.56)
                                          --------         --------          --------         --------          -------
Net asset value, end of year............. $   9.49         $   9.38          $   6.97         $   7.43          $  5.76
                                          ========         ========          ========         ========          =======
Total Return (iii).......................     8.1%            37.8%              4.1%            29.2%             9.7%
                                          ========         ========          ========         ========          =======
Ratios and Supplemental Data:
   Net assets, end of year
     (000's omitted)..................... $266,207         $154,284          $ 76,390         $ 37,988          $19,379
                                          ========         ========          ========         ========          =======
  Ratio of expenses to average
     net assets..........................    2.08%(iv)        2.09%(iv)         2.20%(v)         2.20%(v)         2.32%(v)
                                          ========         ========          ========         ========          =======
  Ratio of net investment income (loss)
     to average net assets...............    (.84%)          (1.03%)           (1.01%)          (1.16%)          (1.07%)
                                          ========         ========          ========         ========          =======
  Portfolio Turnover Rate................   94.91%          118.16%           103.86%          108.54%           69.28%
                                          ========         ========          ========         ========          =======
  Average Commission Rate Paid........... $  .0715
                                          ========

(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(ii) Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect contingent deferred sales charge.
(iv) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 2.07% for both years ended October 31, 1996 and 1995, respectively.
(v) Expense ratios for the years ended prior to October 31, 1995, do not reflect the effect of fees offset by earnings credits, if any.

                       See Notes to Financial Statements.

                                                                            -10-
--------------------------------------------------------------------------------
 ALGER SMALL CAPITALIZATION PORTFOLIO
 PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

The  Alger  Small  Capitalization  Portfolio  invests  in  small,   fast-growing
companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

--------------------------------------------------------------------------------
        $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 11, 1986
--------------------------------------------------------------------------------

[CAPTION - CHART]

                      ALGER               RUSSELL
                      SMALL                2,000
                       CAP              GROWTH INDEX
                       ---              ------------
11-11-86              10,000               10,000
10-31-87               9,000                8,336
10-31-88              10,740               10,301
10-31-89              17,730               12,229
10-31-90              16,474                9,008
10-31-91              26,975               15,001
10-31-92              27,899               14,947
10-31-93              35,093               19,083
10-31-94              34,726               18,909
10-31-95              50,753               22,798
10-31-96              52,363               25,835


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Small Capitalization Portfolio and the Russell 2000 Growth Index on November 11, 1986, the inception date of the Alger Small Capitalization Portfolio. The figures for both the Alger Small Capitalization Portfolio and the Russell 2000 Growth Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
                 PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                 Average Annual Return
                                                                 Since Inception
                                          1 Year        5 Years      11/11/86
                                         --------------------------------------
Alger Small Capitalization Portfolio       3.17%        14.19%        18.05%
  ASSUMING REDEMPTION AT THE
  END OF EACH PERIOD                      (1.71)%       13.95%        18.05%
Russell 2000 Growth Index                 13.33%        11.49%         9.99%
                                         --------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                            -11-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1996

Common Stocks--94.4%                           Shares           Value
                                             ---------        --------
AEROSPACE--1.5%
Atlas Air, Inc.*........................        74,700       $ 2,754,563
BE Aerospace Inc.*......................        35,000           761,250
Greenwich Air Services Inc. Cl. A.......        34,100           767,250
Greenwich Air Services Inc. Cl. B.*.....        37,300           629,436
Wyman Gordon Co*........................       143,200         3,150,400
                                                           -------------
                                                               8,062,899
                                                           -------------
AGRICULTURE--.5%
Delta and Pine Land Co..................        73,850         2,658,600
                                                           -------------
APPAREL--4.7%
Designer Holdings Ltd.*.................        64,000         1,224,000
Harold's Stores, Inc.*..................        30,900           432,600
Jones Apparel Group Inc.*...............       100,000         3,125,000
Liz Claiborne Inc.......................        84,800         3,582,800
Mens Wearhouse Inc......................        87,500         1,804,686
Nautica Enterprises Inc.*...............       168,000         5,166,000
St. Johns Knits, Inc....................        88,000         4,026,000
Tommy Hilf iger Corporation*............       127,400         6,624,800
                                                           -------------
                                                              25,985,886
                                                           -------------
AUTOMOTIVE EQUIPMENT
   & SERVICES--.4%
Cross-Continent Auto Retailers, Inc. ...       *88,400         2,265,250
                                                           -------------
BIO-TECHNOLOGY--2.7%
BioChem Pharma Inc.*....................       142,000         6,052,750
CellPro Incorporated*...................       208,700         2,452,225
Centocor, Inc.*.........................        35,100         1,031,061
Ergo Science Corp.*.....................        75,000         1,031,250
INCYTE Pharmaceuticals, Inc.*...........        67,000         2,713,500
Serologicals Corporation*...............        50,000         1,525,000
                                                           -------------
                                                              14,805,786
BUILDING &
   CONSTRUCTION--.1%
Toll Brothers Inc.*.....................        25,000           428,125
                                                           -------------
CHEMICALS--.1%
Airgas Inc.*............................        35,000           791,875
                                                           -------------
COMMUNICATIONS--2.0%
Asia Satellite Telecommunications
   Holdings Limited ADS*................        40,000         1,070,000
LCI International Inc.*.................        50,000         1,593,750
PictureTel Corp.*.......................       161,000         4,347,000
Saville Systems PLC ADR*................        35,500         1,530,938
Telefonica del Peru S.A. ADS............        73,100         1,507,688
Teleport Communications
   Group Inc Cl. A.*....................        36,600           896,700
                                                           -------------
                                                              10,946,076
                                                           -------------
COMMUNICATIONS
   EQUIPMENT--9.1%
Ascend Communications, Inc.*............       185,600        12,133,600
Cascade Communications Corp.*...........        71,600         5,199,950
Cisco Systems, Inc.*....................        90,000         5,568,750
Glenayre Technologies Inc*..............       194,625         5,011,594
Pairgain Technologies Inc.*.............        40,000         2,755,000
Shiva Corp.*............................        25,500         1,045,500
Tellabs, Inc.*..........................       212,300        18,072,038
                                                           -------------
                                                              49,786,432
                                                           -------------
COMPUTER RELATED &
   BUSINESS EQUIPMENT--1.0%
Network Appliance Inc.*.................       141,500         4,952,500
Raster Graphics Inc.....................        55,000           460,625
                                                           -------------
                                                               5,413,125
                                                           -------------
COMPUTER SERVICES--6.2%
Acxiom Corp.*...........................        45,000         1,766,250
CKS Group Inc.*.........................        94,900         1,838,688
Cambridge Technology
   Partners Inc.*.......................        20,000           660,000
Employee Solutions Inc.*................       120,000         2,655,000
FactSet Research Systems Inc.*..........       147,300         3,535,200
Keane Inc.*.............................        79,000         3,663,625
Logicon Inc.............................        38,500         1,592,938
National Data Corp......................        42,300         1,739,588
Quick Response Service Inc.*............        98,100         3,641,963
Sungard Data Systems*...................        66,800         2,855,700
Technology Solutions Co.*...............        70,000         2,721,250
Universal Outdoor Holdings Inc.*........        85,000         2,496,875
Whittman-Hart, Inc.*....................        85,000         4,037,500
XLConnect Solutions, Inc.*..............        30,000           877,500
                                                           -------------
                                                              34,082,077
                                                           -------------
COMPUTER SOFTWARE--13.1%
Applix Inc.*............................        95,200         2,308,600
Auspex Systems Inc.*....................       207,400         2,125,850
Compuware Corp.*........................       215,000        11,341,250
Electronics For Imaging Inc.*...........       165,000        11,880,000
HBO & Company...........................       192,200        11,556,025
Informix Corporation*...................       209,000         4,637,292
INSO Corp.*.............................        50,000         2,462,500
Learning Company Inc. (The)*............       170,900         3,471,492
Medic Computer Systems, Inc.*...........       194,900         5,505,925
Parametric Technology
   Corporation*.........................        75,000         3,665,625
S3 Incorporated*........................       243,200         4,590,400
Structural Dynamics
   Research Corp*.......................       339,600         6,027,900
Systemsoft Corp.*.......................       108,200         3,056,650
                                                           -------------
                                                              72,629,509
                                                           -------------

                                                                            -12-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1996

Common Stocks--(cont.)                           Shares          Value
                                                 ------          -----

COMPUTER
   TECHNOLOGY--5.1%
Adaptec, Inc.*..........................       118,800       $ 7,231,950
Checkpoint Systems Inc.*................        50,000         1,118,750
Cirrus Logic, Inc.*.....................       243,000         4,617,000
Citrix Systems, Inc.*...................        98,000         5,414,500
Digital Microwave Corp.*................        50,000         1,143,750
Sterling Commerce, Inc.*................       120,400         3,386,250
Videoserver Inc.*.......................       116,400         5,514,450
                                                           -------------
                                                              28,426,650
                                                           -------------
CONSUMER PRODUCTS--1.2%
Blyth Industries Inc.*..................        61,000         2,371,375
G & K Services Inc Cl. A................        52,000         1,508,000
Fred Meyer, Inc.*.......................        25,500           895,686
Oakley, Inc.*...........................       140,000         2,082,500
                                                           -------------
                                                               6,857,561
                                                           -------------
DEFENSE--.2%
Rohr Inc.*..............................        47,900           886,150
                                                           -------------
FINANCIAL SERVICES--3.5%
Concord EFS Inc.*.......................       145,000         4,205,000
Money Store Inc. (The)..................       360,000         9,270,000
PMT Services, Inc.*.....................       175,000         3,500,000
Schwab (Charles)
   Corporation (The)....................       100,000         2,500,000
                                                           -------------
                                                              19,475,000
                                                           -------------
FOODS & BEVERAGES--.5%
Fine Host Corp*.........................        64,800           939,600
Interstate Bakeries Corp................        47,200         2,000,100
                                                           -------------
                                                               2,939,700
                                                           -------------
HEALTH CARE--2.5%
Access Health, Inc.*....................        94,000         3,102,000
Clintrials Research Inc.*...............        31,400         1,165,725
Omnicare, Inc...........................        70,000         1,907,500
Orthodontic Centers
   of America Inc.*.....................        34,600           497,375
Physicians Sales & Service, Inc.........       260,200         5,529,250
United Dental Care, Inc.*...............        50,000         1,500,000
                                                           -------------
                                                              13,701,850
                                                           -------------
INDUSTRIAL EQUIPMENT--.3%
Waters Corporation*.....................        60,700         1,881,700
                                                           -------------
INSURANCE--.6%
Executive Risk Inc......................        30,000         1,237,500
HCC Insurance Holdings Inc..............        60,000         1,530,000
Vesta Insurance Group Inc...............        24,000           615,000
                                                           -------------
                                                               3,382,500
                                                           -------------
LEISURE &
   ENTERTAINMENT--1.9%
Anchor Gaming*..........................        80,000         4,000,000
Cinar Films, Inc. CI. B.*...............        41,500         1,016,750
LEISURE & ENTERTAINMENT--(cont.)
International Game Technology...........       269,500         5,693,188
                                                           -------------
                                                              10,709,938
                                                           -------------
MANUFACTURING--.7%
American Power Conversion
   Corp.*...............................       180,600         3,860,325
                                                           -------------
MEDICAL DEVICES-- 4.9%
CONMED Corporation*.....................       170,500         2,941,125
Heartport Inc.*.........................        82,700         2,181,211
Hologic, Inc.*..........................       197,000         4,481,750
Intercardia, Inc.*......................        50,000         1,150,000
Mentor Corp.............................       120,000         2,655,000
Neuromedical Systems Inc.*..............       158,500         2,694,500
Perclose, Inc.*.........................        10,000           165,000
STERIS Corp.*...........................        29,100         1,098,525
Target Therapeutics, Inc.*..............        95,900         3,548,300
ESC Medical Systems Ltd.................       226,200         6,248,775
                                                           -------------
                                                              27,164,186
                                                           -------------
MEDICAL SERVICES--5.1%
ABR Information Services Inc.*..........        26,500         1,835,125
American Medical Response Inc.*.........        86,300         2,589,000
Biopsys Medical Inc.*...................       100,000         1,712,500
CompDent Corp.*.........................       100,000         3,437,500
Lincare Holdings Inc.*..................       181,700         6,813,750
National Surgery Centers, Inc.*.........        30,800           831,600
PhyCor, Inc.*...........................       214,187         6,639,797
Quintiles Transnational Corp.*..........        61,500         4,043,625
                                                           -------------
                                                              27,902,897
                                                           -------------
METALS--.5%
Titanium Metals Corporation*............        84,100         2,586,075
                                                           -------------
OIL & GAS--2.2%
B.J. Services Corp.*....................        30,000         1,346,250
Benton Oil & Gas Co.*...................        45,000         1,102,500
CBT Group PLC ADS*......................        72,300         3,976,500
Energy Ventures Inc.*...................        28,200         1,240,800
Input/Output Inc.*......................       115,000         3,421,250
Varco International Inc.................        60,000         1,185,000
                                                           -------------
                                                              12,272,300
                                                           -------------
PAPER PACKAGING &
   FOREST PRODUCTS--.4%
Sealed Air Corp.*.......................        49,400         1,920,425
                                                           -------------
PHARMACEUTICALS--.2%
Dura Pharmaceuticals, Inc.*.............        40,000         1,380,000
                                                           -------------
POLLUTION CONTROL--4.6%
Tetra Tech Inc.*........................        80,900         1,800,025
USA Waste Services, Inc.*...............       275,100         8,803,200
U.S. Filter Corp.*......................       118,250         4,079,625
United Waste Systems, Inc.*.............       318,000        10,931,250
                                                           -------------
                                                              25,614,100
                                                           -------------

                                                                            -13-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1996

Common Stocks--(cont.)                           Shares          Value
                                                 ------          -----
RESEARCH--.6%
Gartner Group Inc. Class A.*............       110,500     $   3,397,875
                                                           -------------
RESTAURANTS
   & LODGING--2.2%
Apple South, Inc........................        55,000           646,250
Landry's Seafood
   Restaurants, Inc.*...................        69,200         1,418,600
Lone Star Steakhouse
   & Saloon, Inc.*......................       267,300         6,849,563
Outback Steakhouse, Inc.*...............        51,600         1,196,501
Prime Hospitality Corp.*................       145,000         2,211,250
                                                           -------------
                                                              12,322,164
                                                           -------------
RETAILING--8.1%
Cintas Corp.............................        45,000         2,621,250
Eagle Hardware & Garden, Inc.*..........        70,000         2,003,750
Gucci Group N.V.........................       110,700         7,638,300
Loehmann's, Inc.*.......................        79,600         2,139,250
Mossimo, Inc.*..........................        77,100         1,667,288
Neiman Marcus
   Group, Inc. (The)*...................        90,000         2,936,250
OfficeMax, Inc.*........................       140,400         1,895,400
PetsMart Inc.*..........................       136,600         3,688,200
Quicksilver Inc.*.......................        75,000         1,593,750
Saks Holdings, Inc.*....................        30,800         1,078,000
Sothebys Holdings Inc., CL A............        50,200           853,400
Sports Authority Inc. (The)*............       299,600         7,265,300
Stage Stores, Inc.*.....................       100,000         1,825,000
TJX Companies, Inc......................        97,700         3,908,000
Tiffany & Co............................        90,000         3,330,000
West Marine Inc.*.......................        15,000           528,750
                                                           -------------
                                                              44,971,888
                                                           -------------
SEMI-CONDUCTORS--3.1%
Altera Corporation*.....................        95,000         5,890,000
Maxim Integrated Products, Inc.*........       138,400         4,844,000
Microchip Technology
   Incorporated*........................       108,200         3,922,250
Xilinx, Inc.*...........................        80,200         2,626,550
                                                           -------------
                                                              17,282,800
                                                           -------------
TRANSPORTATION--.2%
Coach USA Inc*..........................        33,500           912,875
Fritz Companies Inc*....................        25,600           409,600
                                                           -------------
                                                               1,322,475
                                                           -------------
MISCELLANEOUS--4.4%
Central Parking Corp.*..................         6,000           207,750
Loewen Group Inc........................       215,000         8,519,375
Metromail Corporation*..................       139,200         2,557,800
Outdoor Systems, Inc.*..................        38,000         1,700,500
Rural/Metro Corporation*................       117,500         4,288,750
Security Capital Atlantic
   Incorporated*........................       100,000         2,375,000
Sturm Ruger & Co. Inc.*.................        73,000         1,368,750
Uniphase Corp.*.........................        25,000         1,206,250
Veterinary Centers of
   America Inc*.........................       136,700         2,511,863
                                                           -------------
                                                              24,736,038
                                                           -------------
Total Common Stocks
   (Cost $435,149,374)..................                     522,850,237
                                                           -------------
Warrants--.9%
SEMI-CONDUCTORS
Intel Corp Wts., expire 3/14/98*
   (Cost $5,023,746)....................        70,000         4,962,370
                                                           -------------
SHORT-TERM                                   PRINCIPAL
  CORPORATE NOTES--3.9%                        AMOUNT
                                           ------------
Bancomer S.A.,
  5.26%, 11/8/96........................   $10,050,000        10,039,721
Barton Capital Corp.,
  5.27%, 11/8/96 (a)....................     6,200,000         6,193,647
Dynamic Funding Corp. Series A,
  5.35%, 11/6/96........................       750,000           749,443
  5.40%, 11/12/96.......................     4,700,000         4,692,245
                                                           -------------
Total Short-Term Corporate Notes
   (Cost $21,675,056)...................                      21,675,056
                                                           -------------
Total Investments
   (Cost $461,848,176)(b)...............        99.2%        549,487,663
Other Assets in Excess
   of Liabilities.......................          .8           4,384,183
                                               -----        ------------
Net Assets..............................       100.0%       $553,871,846
                                               =====        ============

  *  Non-income producing security.

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $461,848,176, amounted to $87,639,488 which consisted of aggregate gross unrealized appreciation of $107,994,349 and aggregate gross unrealized depreciation of $20,354,861.

                       See Notes to Financial Statements.

                                                                            -14-
THE ALGER FUND
ALGER SMALL CAPITALIZATION PORTFOLIO
Financial Highlights
For a share outstanding throughout the year (i)

                                                                           YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------------
                                                   1996             1995             1994              1993             1992
                                                   ----             ----             ----              ----             ----
Net asset value, beginning of year............   $  11.13         $   7.62          $   8.65        $    6.88         $   6.97
                                                 --------         --------          --------         --------         --------
Net investment income (loss)..................       (.09)            (.13)             (.09)            (.08)            (.11)(ii)
Net realized and unrealized gain (loss)
   on investments.............................        .42             3.64              (.02)            1.85              .37
                                                 --------         --------          --------         --------         --------
Total from investment operations..............        .33             3.51              (.11)            1.77              .26
Distributions from net realized gains.........       (.60)              --              (.92)              --             (.35)
                                                 --------         --------          --------         --------         --------
Net asset value, end of year..................   $  10.86         $  11.13          $   7.62         $   8.65           $ 6.88
                                                 ========         ========          ========         ========         ========
Total Return (iii)............................       3.2%            46.2%             (1.1%)           25.8%             3.4%
                                                 ========         ========          ========         ========         ========
Ratios and Supplemental Data:
   Net assets, end of year
     (000's omitted)..........................   $553,872         $463,718          $294,890         $300,108         $182,432
                                                 ========         ========          ========         ========         ========
  Ratio of expenses to average
     net assets...............................      2.13%(iv)        2.11%(iv)         2.18%(v)         2.13%(v)         2.17%(v)
                                                 ========         ========          ========         ========         ========
  Ratio of net investment income (loss)
     to average net assets....................     (1.59%)          (1.75%)           (1.51%)          (1.52%)          (1.64%)
                                                 ========         ========          ========         ========         ========
  Portfolio Turnover Rate.....................    153.35%           97.37%           131.86%          148.49%          121.00%
                                                 ========         ========          ========         ========         ========
  Average Commission Rate Paid................   $  .0611
                                                 ========


(i) Per share data has been adjusted to reflect the effect of a 3 for 1 stock split which occurred September 27, 1995.
(ii)   Amount was computed based on average shares outstanding during the year.
(iii)  Does not reflect contingent deferred sales charge.
(iv) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been the same for the years ended October 31, 1996 and 1995, respectively.
(v) Expense ratios for the years ended prior to October 31, 1995, do not reflect the effect of fees offset by earnings credits, if any.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ALGER BALANCED PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

The  Alger  Balanced  Portfolio  invests  in  stocks of  companies  with  growth
potential  and  fixed-income  securities,   with  emphasis  on  income-producing
securities which appear to have some potential for capital appreciation.

--------------------------------------------------------------------------------
          $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION June 1, 1992
--------------------------------------------------------------------------------

[CAPTION - CHART]


                                         LEHMAN BROTHERS
                                            GOVT/CORP
                ALGER       S&P 500            BOND
               BALANCED      INDEX            INDEX
               --------     -------        -----------
6/1/92          10,000      10,000           10,000
10/31/92         9,950      10,196           10,479
10/31/93        11,180      11,722           11,911
10/31/94        10,736      12,175           11,356
10/31/95        13,500      15,395           13,193
10/31/96        14,358      19,105           13,905


The  Chart  Above  Illustrates  The  Growth In Value Of A  Hypothetical  $10,000
Investment Made In The Alger Balanced Portfolio, The S&p 500 Index, And The Lehman Brothers Government/corporate Bond Index On June 1, 1992, The Inception Date Of The Alger Balanced Portfolio. Figures For The Alger Balanced Portfolio, The S&p 500 Index, An Unmanaged Index Of Common Stocks, And The Lehman Brothers Government/corporate Bond Index, An Unmanaged Index Of Government And Corporate Bonds, Include Reinvestment Of Dividends And/or Interest.


--------------------------------------------------------------------------------
                 PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------
                                                        Average Annual Return
                                                          Since Inception
                                            1 Year             6/1/92
                                    -------------------------------------------
Alger Balanced Portfolio                     6.26%             8.87%
  ASSUMING REDEMPTION AT THE
  END OF EACH PERIOD                         1.26%             8.53%
S&P 500 Index                               24.10%            15.78%
Lehman Brothers Gov't/Corp. Bond Index       5.39%             7.75%
                                    -------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

Common Stocks--54.9%                             Shares           Value
                                                 ------          -------
AEROSPACE--2.2%
Boeing Company (The)........................     1,800        $  171,675
Gulfstream Aerospace Corp.*.................     1,700            40,161
Sundstrand Corp.............................     2,100            84,525
                                                              ----------
                                                                 296,361
                                                              ----------
APPAREL--.6%
Tommy Hilfiger Corporation*.................     1,400            72,800
                                                              ----------
BIO-TECHNOLOGY--.6%
Amgen Inc.*.................................     1,100            67,444
                                                              ----------
BUILDING &
   CONSTRUCTION--.6%
Clayton Homes Inc...........................     4,300            72,563
                                                              ----------
CHEMICALS--1.7%
Monsanto Co.................................     5,800           229,825
                                                              ----------
COMMUNICATIONS--2.6%
EXCEL Communications, Inc.*.................       300             7,800
LCI International Inc.*.....................     1,500            47,811
Lucent Technologies Inc.....................       700            32,900
PictureTel Corp.*...........................     1,300            35,100
Telecomunicacoes
   Brasileiras S.A. ADR.....................     1,000            74,500
WorldCom Inc.*..............................     6,300           153,563
                                                              ----------
                                                                 351,674
                                                              ----------
COMMUNICATIONS
   EQUIPMENT--4.5%
Ascend Communications, Inc.*................     1,300            84,988
Cisco Systems, Inc.*........................     4,600           284,625
Glenayre Technologies Inc.*.................     3,037            78,203
Tellabs, Inc.*..............................     1,800           153,225
                                                              ----------
                                                                 601,041
                                                              ----------
COMPUTER RELATED &
   BUSINESS EQUIPMENT--2.5%
Sun Microsystems Inc.*......................     2,000           122,000
3 Com Corp.*................................     2,400           162,300
Xerox Corp..................................     1,000            46,375
                                                              ----------
                                                                 330,675
                                                              ----------
COMPUTER SOFTWARE--2.1%
Compuware Corp.*............................     1,900           100,225
Informix Corporation*.......................     4,600           102,065
Microsoft Corporation*......................       600            82,350
                                                              ----------
                                                                 284,640
                                                              ----------
COMPUTER TECHNOLOGY--.7%
Adaptec, Inc.*..............................     1,600            97,400
                                                              ----------
CONSUMER PRODUCTS--1.0%
CUC International Inc.*.....................     3,000            73,500
Colgate Palmolive Co........................       700            64,400
                                                              ----------
                                                                 137,900
                                                              ----------
DEFENSE--2.1%
Lockheed Martin Corp........................       652            58,436
McDonnell Douglas Corporation...............     4,200           228,900
                                                              ----------
                                                                 287,336
                                                              ----------
ENERGY & ENERGY SERVICES--1.2%
Schlumberger Ltd............................     1,600           158,600
                                                              ----------
FINANCIAL SERVICES--8.3%
Chase Manhattan Corp........................     2,700           231,525
Citicorp....................................     2,200           217,800
First Data Corporation......................     2,968           236,698
Green Tree Financial Corp.*.................     4,100           162,463
MBNA Corp...................................     1,200            45,300
Money Store Inc. (The)......................     6,000           154,500
Schwab (Charles) Corporation (The)..........     3,000            75,000
                                                              ----------
                                                               1,123,286
                                                              ----------
FOOD CHAINS--.3%
Safeway Inc.*...............................     1,000            42,875
                                                              ----------
HEALTH CARE--6.1%
Boston  Scientific Corp.....................     1,200            65,250
Columbia/HCA Healthcare
   Corporation..............................     2,250            80,436
Guidant Corp................................     1,600            73,800
Johnson & Johnson...........................       676            33,293
Eli Lilly & Company.........................     3,200           225,600
Merck & Co., Inc............................     3,200           237,200
SmithKline  Beecham PLC ADS.................     1,000            62,625
Warner-Lambert Co...........................       700            44,538
                                                              ----------
                                                                 822,742
                                                              ----------
INSURANCE--1.9%
American International Group, Inc...........     2,400           260,700
                                                              ----------
LEISURE &
   ENTERTAINMENT--.8%
International Game Technology...............     5,000           105,625
                                                              ----------
MACHINERY--.4%
Case Corp...................................     1,300            60,450
                                                              ----------
MEDICAL SERVICES--.6%
Medtronic, Inc..............................     1,300            83,688
                                                              ----------
OIL & GAS--1.2%
Halliburton Co..............................     1,400            79,275
MGIC Investment Corp........................       600            41,175
Tidewater Inc...............................     1,000            43,750
                                                              ----------
                                                                 164,200
                                                              ----------
PHARMACEUTICALS--1.9%
Astra AB-Sponsored ADS Series A.............     2,500           114,688
Bristol Myers Squibb Co.....................       400            42,300
Pfizer Inc..................................     1,200            99,300
                                                              ----------
                                                                 256,288
                                                              ----------

POLLUTION CONTROL--.6%
USA Waste Services, Inc.*...................     2,700            86,400
                                                              ----------

                                                                            -17-
THE ALGER FUND
ALGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1996

Common Stocks--(cont.)                           Shares            Value
                                                 ------            -----
RESTAURANTS & LODGING--1.1%
Lone Star Steakhouse & Saloon, Inc.*........     5,300         $ 135,813
Outback Steakhouse, Inc.*...................       700            16,230
                                                              ----------
                                                                 152,043
                                                              ----------
RETAILING--4.0%
Dollar General Corp.........................     2,000            55,500
Gucci Group N.V.............................     1,000            69,000
Home Depot, Inc.............................     3,900           213,525
Nine West Group Inc.*.......................     1,000            49,875
OfficeMax, Inc.*............................    10,875           146,811
                                                              ----------
                                                                 534,711
                                                              ----------
SEMI-CONDUCTORS--2.9%
Altera Corporation*.........................     1,600            99,200
Intel Corp..................................     2,300           252,713
Maxim Integrated Products, Inc.*............     1,200            42,000
                                                              ----------
                                                                 393,913
                                                              ----------
MISCELLANEOUS--2.4%
Loewen Group Inc............................     3,300           130,763
Service Corp International..................     7,000           199,500
                                                              ----------
                                                                 330,263
                                                              ----------
Total Common Stocks
   (Cost $6,131,348)........................                   7,405,443
                                                              ----------
PREFERRED STOCK--.3%
COMMUNICATIONS
Nokia Corporation, ADR
   (Cost $47,170)...........................     1,000            46,375
                                                              ----------

                                               PRINCIPAL
CORPORATE BONDS--6.9%                            AMOUNT
                                               ---------
AUTOMOTIVE--2.7%
Ford Motor Capital B.V.,
  9.50%, 6/1/10.............................  $300,000           358,380
                                                              ----------
BROKERAGE--.7%
Merrill Lynch & Co., Inc.,
   6.375%, 9/8/06...........................   100,000            93,740
                                                              ----------
ELECTRIC & GAS COMPANIES--1.3%
Pacific Gas & Electric Co.,
   7.25%, 3/1/26............................   182,000           170,803
                                                              ----------
MANUFACTURING--2.2%
Allied Signal Inc.,
   6.75%, 8/15/00...........................   300,000           303,558
                                                              ----------
Total Corporate Bonds
   (Cost $960,807)..........................                     926,481
                                                              ----------
U.S. Treasury Notes,
   5.75%, 9/30/97...........................  $250,000           250,548
U.S. Treasury Notes,
   7.50%, 10/31/99..........................   100,000           104,203
U.S. Treasury Notes,
   6.375%, 1/15/00..........................   100,000           101,203
U.S. Treasury Notes,
   7.50%, 5/15/02...........................   100,000           106,328
U.S. Treasury Notes,
   6.25%, 2/15/03...........................   250,000           250,703
U.S.  Treasury Bonds,
   7.625%, 11/15/22.........................   100,000           110,469
Federal Farm Credit Bank Corp.,
   4.95%, 3/3/97............................   250,000           249,723
Federal Home Loan Bank Corp.,
   6.683%, 10/16/00.........................   250,000           249,960
Federal Home Loan Mortgage Corp.,
   8.20%, 1/16/98...........................   100,000           100,582
Federal Home Loan Mortgage Corp.,
   6.50%, 6/10/03...........................   150,000           145,851
Federal National Mortgage Assoc.,
   7.11%, 4/16/01...........................   250,000           250,338
Federal National Mortgage Assoc.,
   7.60%, 4/14/04...........................   300,000           300,000
Federal National Mortgage Assoc.,
   8.50%, 2/01/05...........................   100,000           105,998
                                                              ----------
Total U.S. Government
   & Agency Obligations
   (Cost $2,310,441)........................                   2,325,906
                                                              ----------
SHORT-TERM CORPORATE NOTES--18.9%
Barton  Capital Corp.,
   5.27%, 11/8/96 (a).......................   350,000           349,640
Commed Fuel Co. Inc.,
   5.25%, 11/5/96...........................   250,000           249,854
MDU Resources Group Inc.,
   5.33%, 11/7/96...........................   250,000           249,778
New England Power Co.,
   5.24%, 11/4/96...........................   450,000           449,804
Potomac Electric Power Co.,
   5.26%, 11/4/96...........................   300,000           299,868
SunAmerica Inc.,
   5.28%, 11/6/96...........................   550,000           549,597
Triple-A One Funding Corp.,
   5.28%, 11/12/96 (a)......................   400,000           399,355
                                                              ----------
Total Short-Term Corporate Notes
   (Cost $2,547,896)........................                   2,547,896
                                                              ----------
Total Investments
   (Cost $11,997,662) (b)...................      98.2%       13,252,101
Other Assets in Excess of Liabilities.......       1.8           239,597
                                                 -----       -----------
Net Assets..................................     100.0%      $13,491,698
                                                 =====       ===========

   *  Non-income producing security.
  (a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
  (b) At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $11,997,662, amounted to $1,254,438 which consisted of aggregate gross unrealized appreciation of $1,457,353 and aggregate gross unrealized depreciation of $202,915.

                       See Notes to Financial Statements.

THE ALGER FUND
ALGER BALANCED PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                                                                              From June 1, 1992
                                                                  Year Ended October 31,                      (commencement of
                                           ------------------------------------------------------------         operations)
                                            1996           1995              1994              1993        to October 31, 1992(iii)
                                            -----          -----             -----             -----       ------------------------
Net asset value, beginning
   of period..........................     $   13.59        $  10.65          $  11.18          $   9.95        $      10.00
                                           ---------        --------          --------          --------        ------------
Net investment income (loss)..........           .12            (.02)(i)          (.05)             (.01)               (.12)
Net realized and unrealized
   gain (loss) on investments.........           .72            2.96              (.39)             1.24                 .07
                                           ---------        --------          --------          --------        ------------
Total from investment
   operations.........................           .84            2.94              (.44)             1.23                (.05)
                                           ---------        --------          --------          --------        ------------
Dividends from net investment
   income.............................          (.01)             --                --                --                  --
Distributions from net realized
   gains..............................          (.21)             --              (.09)               --                  --
                                           ---------        --------          --------          --------        ------------
Total Distributions...................          (.22)             --              (.09)               --                  --
                                           ---------        --------          --------          --------        ------------
Net asset value, end of period........     $   14.21        $  13.59          $  10.65          $  11.18        $       9.95
                                           =========        ========          ========          ========        ============
Total Return (ii).....................          6.3%           27.6%             (4.0%)            12.4%               (0.5%)
                                           =========        ========          ========          ========        ============
Ratios and Supplemental Data:
  Net assets, end of period
     (000's omitted)..................     $  13,492        $  6,214          $  3,073          $  3,125        $      1,370
                                           =========        ========          ========          ========        ============
  Ratio of expenses to average
     net assets.......................         2.70%(iv)       3.34%(iv)         3.18%(vi)         3.82%(vi)           5.62%(vi)
                                           =========        ========          ========          ========        ============
  Decrease reflected in above
     expense ratios due to expense
     reimbursements (v)...............            --            .24%                --              .75%                .75%
                                           =========        ========          ========          ========        ============
  Ratio of net investment income
     (loss) to average net assets.....          .47%           (.13%)            (.41%)            (.97%)             (3.07%)
                                           =========        ========          ========          ========        ============
  Portfolio Turnover Rate.............        85.51%          84.06%            84.88%           115.17%              17.07%
                                           =========        ========          ========          ========        ============
  Average Commission
     Rate Paid........................     $   .0700
                                           =========


(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect contingent deferred sales charge.
(iii) Ratios have been annualized; total return has not been annualized.
(iv) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 2.69% and 3.25% for the years ended October 31, 1996 and 1995, respectively.
(v) Represents expense reimbursements made pursuant to applicable state expense limits.
(vi) Expense ratios for the periods ended prior to October 31, 1995, do not reflect the effect of fees offset by earnings credits, if any.


                       See Notes to Financial Statements.

                                                                            -19-
--------------------------------------------------------------------------------
    ALGER MIDCAP GROWTH PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

    The Alger MidCap Growth Portfolio invests in mid-sized companies.


--------------------------------------------------------------------------------
          $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION MAY 24, 1993
--------------------------------------------------------------------------------

[CAPTION CHART]

                ALGER
                MIDCAP     S&P MIDCAP 400
                GROWTH        INDEX
                ------        -----
5-24-93         10,000        10,000
10-31-93        12,480        10,714
10-31-94        13,062        10,969
10-31-95        19,073        13,296
10-31-96        20,418        15,600

    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Portfolio and the S&P MidCap 400 Index on May 24, 1993, the inception date of the Alger MidCap Growth Portfolio. Figures for both the Alger MidCap Growth Portfolio and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
                 PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------
                                              Average Annual Return
                                                Since Inception
                                   1 Year           5/24/93
                           ------------------------------------------
Alger MidCap Growth Portfolio       6.43%           23.40%

  ASSUMING REDEMPTION AT THE
  END OF EACH PERIOD                1.43%           23.05%

S&P MidCap 400 Index               17.35%           13.80%
                           ------------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                            -20-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1996

Common Stocks--92.1%                             Shares          Value
                                                 ------          -----
AEROSPACE--2.4%
Gulfstream Aerospace Corp.*.................    25,500     $     602,438
Sundstrand Corp.............................    59,200         2,382,800
                                                           -------------
                                                               2,985,238
                                                           -------------
APPAREL--1.7%
Liz Claiborne Inc...........................    18,000           760,500
Tommy Hilfiger Corporation*.................    25,000         1,300,000
                                                           -------------
                                                               2,060,500
                                                           -------------
BIO-TECHNOLOGY--1.3%
BioChem Pharma Inc.*........................    26,000         1,108,250
Centocor, Inc.*.............................    17,700           519,938
                                                           -------------
                                                               1,628,188
                                                           -------------
BUILDING &
   CONSTRUCTION--.9%
Clayton Homes, Inc..........................    63,400         1,069,875
                                                           -------------
COMMUNICATIONS--6.9%
EXCEL Communications Inc.*..................     6,100           158,600
LCI International Inc.*.....................    37,500         1,195,313
MFS Communications Co. Inc.*................    27,500         1,378,438
PictureTel Corp.*...........................    43,100         1,163,700
Qualcomm Inc.*..............................    31,800         1,264,050
Telefonica del Peru S.A. ADS................    26,000           536,250
Univision Communications Inc. Cl A..........    25,000           843,750
WorldCom Inc.*..............................    89,900         2,191,313
                                                           -------------
                                                               8,731,414
                                                           -------------
COMMUNICATIONS
   EQUIPMENT--4.6%
Ascend Communications, Inc.*................    21,000         1,372,875
Cascade Communications Corp.*...............     8,600           624,575
Cisco Systems, Inc.*........................    20,000         1,237,500
Glenayre Technologies Inc.*.................    41,725         1,074,419
Pairgain Technologies Inc.*.................     7,900           544,113
Tellabs, Inc.*..............................    11,500           978,938
                                                           -------------
                                                               5,832,420
                                                           -------------
COMPUTER RELATED &
   BUSINESS EQUIPMENT--2.6%
Cable Design Technologies Corp.*............    27,000           702,000
3 Com Corp.*................................    37,100         2,508,888
                                                           -------------
                                                               3,210,888
                                                           -------------
COMPUTER SOFTWARE--8.9%
Compuware Corp.*............................    37,800         1,993,950
Electronics For Imaging Inc.*...............    12,500           900,000
HBO & Company...............................    10,600           637,325
Informix Corporation*.......................   115,500         2,562,714
Learning Company Inc. (The)*................    38,400           780,019
Medic Computer Systems, Inc.*...............    38,700         1,093,275
Parametric Technology Corporation*..........    25,400         1,241,425
COMPUTER SOFTWARE--(cont.)
S3 Incorporated*............................    50,000           943,750
Structural Dynamics Research Corp*..........    60,000         1,065,000
                                                           -------------
                                                              11,217,458
                                                           -------------
COMPUTER TECHNOLOGY--3.5%
Adaptec, Inc.*..............................    47,500         2,891,563
Citrix Systems, Inc.*.......................    14,500           801,125
Sterling Commerce, Inc.*....................    24,500           689,063
                                                              ----------
                                                               4,381,751
                                                              ----------
CONSUMER PRODUCTS--2.7%
CUC International Inc.*.....................    88,500         2,168,250
Oakley, Inc.*...............................    39,000           580,125
Tyco International Ltd......................    14,100           699,711
                                                           -------------
                                                               3,448,086
                                                           -------------
FINANCIAL SERVICES--7.1%
Equifax, Inc................................    35,000         1,041,250
First Data Corporation......................    19,644         1,566,609
Green Tree Financial Corp...................    37,000         1,466,125
MBNA Corp...................................    16,000           604,000
Money Store Inc. (The)......................   110,500         2,845,375
Schwab (Charles)
   Corporation (The)........................    57,400         1,435,000
                                                              ----------
                                                               8,958,359
                                                              ----------
FOOD CHAINS--.5%
Safeway Inc.*...............................    15,000           643,125
                                                              ----------
HEALTH CARE--3.0%
Access Health, Inc.*........................    25,000           825,000
Boston Scientific Corp.*....................    30,000         1,631,250
Guidant Corp................................    27,900         1,286,888
                                                              ----------
                                                               3,743,138
                                                              ----------
INDUSTRIAL EQUIPMENT--.6%
Smith International Inc.....................    20,000           760,000
                                                              ----------
INSURANCE--.7%
Travelers/Aetna Property
   Casualty Corp Cl A.......................    27,900           837,000
                                                              ----------
LEISURE &
   ENTERTAINMENT--3.8%
International Game Technology...............   150,500         3,179,311
Mirage Resorts, Incorporated*...............    70,000         1,540,000
                                                           -------------
                                                               4,719,311
                                                           -------------
MACHINERY--.7%
Case Corp...................................    20,000           930,000
                                                           -------------
MANUFACTURING--.9%
American Power Conversion Corp.*............    52,200         1,115,775
                                                           -------------

                                                                            -21-
THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1996

Common Stocks--(cont.)                           Shares          Value
                                                 ------          -----
MEDICAL DEVICES--1.1%
STERIS Corp.*...............................    15,500         $ 585,125
Target Therapeutics, Inc.*..................    10,000           370,000
VISX, Incorporated*.........................    18,900           477,225
                                                              ----------
                                                               1,432,350
                                                              ----------
MEDICAL SERVICES--1.0%
American Medical Response Inc.*.............    18,000           540,000
PhyCor, Inc.*...............................    22,500           697,500
                                                              ----------
                                                               1,237,500
                                                              ----------
METALS--1.0%
Titanium Metals Corporation*................    40,800         1,254,600
                                                              ----------
OIL & GAS--4.9%
B.J. Services Corp.*........................    14,800           664,150
Global Marine Inc.*.........................    55,000         1,010,625
Halliburton Co..............................    27,000         1,528,875
Input/Output Inc.*..........................    32,000           952,000
MGIC Investment Corp........................     8,800           603,900
Tidewater Inc...............................    31,600         1,382,500
                                                              ----------
                                                               6,142,050
                                                              ----------
PAPER PACKAGING &
   FOREST PRODUCTS--1.3%
Sealed Air Corp.*...........................    42,700         1,659,961
                                                              ----------
POLLUTION CONTROL--4.2%
USA Waste Services, Inc.*...................    85,200         2,726,400
U.S. Filter Corp.*..........................    24,000           828,000
United Waste Systems, Inc.*.................    50,000         1,718,750
                                                              ----------
                                                               5,273,150
                                                              ----------
RESEARCH--.5%
Gartner Group Inc. Cl A*....................    18,700           575,025
                                                             -----------
RESTAURANTS & LODGING--3.5%
Boston Chicken Inc.*........................    37,000         1,345,875
Lone Star Steakhouse & Saloon, Inc.*........    92,300         2,365,188
Outback Steakhouse, Inc.*...................    28,800           667,814
                                                              ----------
                                                               4,378,877
                                                              ----------
RETAILING--13.2%
Cintas Corp.................................    30,700         1,788,275
Dollar General Corp.........................    63,000         1,748,250
Gucci Group N.V.............................    32,000         2,208,000
Loehmann's, Inc.*...........................    28,000           752,500
Neiman Marcus Group, Inc. (The)*............    10,000           326,250
Nine West Group Inc.*.......................    39,000         1,945,125
OfficeMax, Inc.*............................   170,250         2,298,375
PetsMart Inc.*..............................    27,100           731,700
Rite Aid Corp...............................    18,700           635,800
Saks Holdings, Inc.*........................    16,700           584,500
Sports Authority Inc. (The)*................    80,850         1,960,611
TJX Companies, Inc..........................    41,200         1,648,000
                                                           -------------
                                                              16,627,386
                                                           -------------

SEMI-CONDUCTORS--3.7%
Altera Corporation*.........................    33,500         2,077,000
Maxim Integrated Products, Inc.*............    16,800           588,000
Microchip Technology Incorporated*..........    15,800           572,750
Xilinx, Inc.*...............................    44,000         1,441,000
                                                           -------------
                                                               4,678,750
                                                           -------------
MISCELLANEOUS--4.9%
Loewen Group Inc.  .........................    73,600         2,916,400
Service Corp International..................   113,200         3,226,200
                                                           -------------
                                                               6,142,600
                                                           -------------
Total Common Stocks
   (Cost $102,439,322)......................                 115,674,775
                                                           -------------
Preferred Stock
COMMUNICATIONS--1.0%
Nokia Corporation, ADR
   (Cost $1,300,208)........................    28,300         1,312,413
                                                           -------------

                                               PRINCIPAL
SHORT-TERM CORPORATE NOTES--7.3%                 AMOUNT
                                              ----------
Bancomer S.A.,
   5.26%, 11/8/96.......................    $2,500,000         2,497,443
Dynamic Funding Corp.,
   5.35%, 11/6/96.......................     1,200,000         1,199,108
Merrill Lynch & Co. Inc.,
   5.25%, 11/6/96.......................     2,200,000         2,198,075
SunAmerica Inc.,
   5.28%, 11/6/96.......................     1,000,000           999,267
Triple-A One Funding Corp.,
   5.28%, 11/12/96 (a)..................     2,300,000         2,296,289
                                                           -------------
Total Short-Term Corporate Notes
   (Cost $9,190,182)........................                   9,190,182
                                                           -------------
Total Investments
   (Cost $112,929,712) (b)..................     100.4%      126,177,370
Liabilities in Excess of Other Assets.......       (.4)         (491,124)
                                                 -----    --------------
Net Assets..................................     100.0%     $125,686,494
                                                 =====    ==============

*     Non-income producing security.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $112,929,712, amounted to $13,247,658 which consisted of aggregate gross unrealized appreciation of $16,617,043 and aggregate gross unrealized depreciation of $3,369,385.

                       See Notes to Financial Statements.
,

THE ALGER FUND
ALGER MIDCAP GROWTH PORTFOLIO
Financial Highlights
For a share outstanding throughout the period

                                                                                                      From May 24, 1993
                                                     Year Ended October 31,                            (commencement of
                                         -------------------------------------------------               (operations)
                                          1996                  1995                1994              to October 31, 1993(i)
                                         --------              --------           ---------          ----------------------
Net asset value, beginning
   of period.......................      $   18.94              $  12.77           $  12.48                  $  10.00
                                         ---------              --------           --------                  --------
Net investment income (loss).......           (.25)(ii)             (.08)              (.11)                     (.09)
Net realized and unrealized
   gain (loss) on investments......           1.35                  6.25                .68                      2.57
                                         ---------              --------           --------                  --------
Total from investment
   operations......................           1.10                  6.17                .57                      2.48
Distributions from net realized
   gains...........................          (1.17)                   --               (.28)                       --
                                         ---------              --------           --------                  --------
Net asset value, end of period.....       $  18.87              $  18.94           $  12.77                  $  12.48
                                          ========              ========           ========                  ========
Total Return (iii).................           6.4%                 48.3%               4.7%                     24.8%
                                          ========              ========           ========                  ========
Ratios and Supplemental Data:
  Net assets, end of period
     (000's omitted)...............       $125,686              $ 54,016           $ 18,516                  $  3,836
                                          ========              ========           ========                  ========
  Ratio of expenses to average
     net assets....................          2.27%(iv)            2.39% (iv)          3.20%(vi)                 3.73%(vi)
                                          ========              ========           ========                  ========
  Decrease reflected in above
     expense ratio due to expense
     reimbursements (v)............             --                    --               .07%                      .80%
                                          ========              ========           ========                  ========
  Ratio of net investment income
     (loss) to average net assets..         (1.33%)               (1.71%)            (2.32%)                   (2.86%)
                                          ========              ========           ========                  ========
  Portfolio Turnover Rate..........        113.95%               121.60%            127.40%                    57.64%
                                          ========              ========           ========                  ========
  Average Commission
     Rate Paid.....................       $  .0690
                                          ========

(i)   Ratios have been annualized; total return has not been annualized.
(ii)  Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect contingent deferred sales charge.
(iv) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 2.26% and 2.34% for the years ended October 31, 1996 and 1995, respectively.
(v) Represents expense reimbursements made pursuant to applicable state expense limits.
(vi) Expense ratios for the periods ended prior to October 31, 1995, do not reflect the effect of fees offset by earnings credits, if any.

                       See Notes to Financial Statements.

                                                                            -23-
--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

The Alger Capital Appreciation Portfolio focuses on companies with promising growth potential while using some special investment tools such as leveraging and options and futures transactions.


--------------------------------------------------------------------------------
        $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 1, 1993
--------------------------------------------------------------------------------


[CHART - COPY]

             ALGER CAPITAL          S&P 500
             APPRECIATION            INDEX
                -------              -----
11-1-93         10,000               10,000
31-10-94        11,110               10,387
31-10-95        18,220               13,133
31-10-96        21,946               16,297

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Portfolio and the S&P 500 Index on November 1, 1993, the inception date of the Alger Capital Appreciation Portfolio. Figures for the Alger Capital Appreciation Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.


--------------------------------------------------------------------------------
                 PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL RETURN
                                                        SINCE INCEPTION
                                          1 YEAR           11/1/93
                                   -------------------------------------------
Alger Capital Appreciation Portfolio      19.48%            30.54%
  ASSUMING REDEMPTION AT THE
  END OF EACH PERIOD                      14.48%            29.95%
S&P 500 Index                             24.10%            17.69%


THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                                            -24-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1996

Common Stocks--105.8%                             Shares          Value
                                                  ------          ------

AEROSPACE--3.4%
Boeing Company (The)+.......................    40,600       $ 3,872,225
Gulfstream Aerospace Corp.*.................    31,000           732,375
Wyman Gordon Co.*...........................    25,000           550,000
                                                             -----------
                                                               5,154,600
                                                             -----------
AGRICULTURE--0.3%
Delta and Pine Land Co......................    12,500           450,000
                                                             -----------
APPAREL--1.1%
Designer Holdings Ltd.*.....................    30,000           573,750
Tommy Hilfiger Corporation*.................    21,000         1,092,000
                                                             -----------
                                                               1,665,750
                                                             -----------
BIO-TECHNOLOGY--2.1%
BioChem Pharma Inc.*........................    24,600         1,048,575
CellPro Incorporated*.......................    84,000           987,000
Centocor, Inc.*.............................    36,600         1,075,125
                                                             -----------
                                                               3,110,700
                                                             -----------
CHEMICALS--2.7%
Monsanto Co.................................   103,200         4,089,300
                                                             -----------
COMMUNICATIONS--5.8%
EXCEL Communications, Inc.*.................    48,000         1,248,000
LCI International Inc.*.....................    19,000           605,625
Lucent Technologies Inc.....................    13,200           620,400
MFS Communications Co Inc.*.................    15,000           751,875
PictureTel Corp.*...........................    23,000           621,000
Telecomunicacoes
   Brasileiras S.A. ADR.....................    19,200         1,430,400
Telefonica del Peru S.A. ADS................    34,000           701,250
Univision Communications Inc. Cl. A.........    25,000           843,750
WorldCom Inc.*..............................    76,100         1,854,936
                                                             -----------
                                                               8,677,236
                                                             -----------
COMMUNICATIONS
   EQUIPMENT--15.7%
Ascend Communications, Inc.*................    72,300         4,726,611
Cascade Communications Corp.*...............    19,300         1,401,663
Cisco Systems, Inc.*........................    83,000         5,135,625
Glenayre Technologies Inc.*.................    53,450         1,376,338
Newbridge Networks Corp.*...................    20,000           632,500
Pairgain Technologies Inc.*.................    30,000         2,066,250
Shiva Corp.*................................    44,600         1,828,600
Tellabs, Inc.*..............................    74,800         6,367,350
                                                             -----------
                                                              23,534,937
                                                             -----------
COMPUTER RELATED &
   BUSINESS EQUIPMENT--5.3%
Network Appliance Inc.* ....................    22,500           787,500
Sun Microsystems Inc.*......................    36,600         2,232,600
3 Com Corp.*+...............................    60,400         4,084,550
Xerox Corp..................................    18,000           834,750
                                                             -----------
                                                               7,939,400
                                                             -----------
COMPUTER SERVICES--1.2%
Paychex, Inc................................    27,500         1,567,500
RMH Teleservices, Inc. .....................    40,000           295,000
                                                             -----------
                                                               1,862,500
                                                             -----------
COMPUTER SOFTWARE--12.9%
Compuware Corp.*............................    52,800         2,785,200
Electronics For Imaging Inc.*...............    41,500         2,988,000
HBO & Company...............................    49,600         2,982,200
Informix Corporation*.......................   135,400         3,004,255
Integrated Systems Inc.*....................    50,100         1,352,700
Microsoft Corporation*......................    11,400         1,564,650
Parametric Technology Corporation*..........    32,100         1,568,886
Structural Dynamics Research Corp.*.........    75,000         1,331,250
Systemsoft Corp.*...........................    42,800         1,209,100
Wind River Systems, Inc.*...................    15,000           637,500
                                                             -----------
                                                              19,423,741
                                                             -----------
COMPUTER TECHNOLOGY--3.8%
Adaptec, Inc.*..............................    34,600         2,106,275
Citrix Systems, Inc.*.......................    35,200         1,944,800
Kurzweil Applied Intelligence, Inc.*........       144               540
Sterling Commerce, Inc.* ...................    56,500         1,589,063
                                                             -----------
                                                               5,640,678
                                                             -----------
CONSUMER PRODUCTS--1.2%
Colgate Palmolive Co........................    15,500         1,426,000
Oakley, Inc.*...............................    24,000           357,000
                                                             -----------
                                                               1,783,000
                                                             -----------
DEFENSE--1.7%
Lockheed Martin Corp........................    28,100         2,518,463
                                                             -----------
ENERGY & ENERGY
   SERVICES--1.9%
Schlumberger Ltd............................    29,300         2,904,363
                                                             -----------
FINANCIAL SERVICES--8.2%
Chase Manhattan Corp........................    31,000         2,658,250
Citicorp....................................    24,600         2,435,400
First Data Corporation+.....................    43,800         3,493,050
Green Tree Financial Corp...................    21,000           832,125
Money Store Inc. (The)......................    92,200         2,374,150
Nova Corporation*...........................    25,700           558,975
                                                             -----------
                                                              12,351,950
                                                             -----------
FOOD CHAINS--.6%
Safeway Inc.*...............................    20,000           857,500
                                                             -----------
HEALTH CARE--3.9%
Access Health, Inc.*........................    30,000           990,000
Eli Lilly & Company+........................    25,600         1,804,800
Merck & Co., Inc............................    25,000         1,853,125
SmithKline Beecham PLC ADS..................    20,000         1,252,500
                                                             -----------
                                                               5,900,425
                                                             -----------

                                                                            -25-
THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1996

Common Stocks--(cont.)                           Shares          Value
                                                 ------          -----
INSURANCE--1.1%
American International
   Group, Inc.+.............................    15,700       $ 1,705,413
                                                             -----------
LEISURE &
   ENTERTAINMENT--3.1%
Anchor Gaming*..............................    30,000         1,500,000
International Game Technology...............    86,000         1,816,750
Mirage Resorts, Incorporated*...............    60,000         1,320,000
                                                             -----------
                                                               4,636,750
                                                             -----------
MEDICAL DEVICES--2.9%
Heartport, Inc.*............................    40,000         1,055,000
Hologic, Inc.*..............................    55,500         1,262,625
Intercardia, Inc.*..........................     2,500            57,500
Target Therapeutics, Inc.*..................    20,000           740,000
ESC Medical Systems Ltd.....................    45,000         1,243,125
                                                             -----------
                                                               4,358,250
                                                             -----------
MEDICAL SERVICES--2.6%
ABR Information Services Inc.*..............    20,000         1,385,000
Biopsys Medical Inc.*.......................    60,000         1,027,500
PhyCor, Inc.*...............................    47,100         1,460,100
                                                             -----------
                                                               3,872,600
                                                             -----------
METALS--.6%
Titanium Metals Corporation*................    30,000           922,500
                                                             -----------
OIL & GAS--1.0%
Input/Output Inc.*..........................    25,000           743,750
Tidewater Inc...............................    16,400           717,500
                                                             -----------
                                                               1,461,250
                                                             -----------
PHARMACEUTICALS--3.1%
Astra-AB-Sponsored ADS Ser A................    52,000         2,385,500
Bristol Myers Squibb Co.....................     7,000           740,250
Pfizer Inc..................................    18,200         1,506,050
                                                             -----------
                                                               4,631,800
                                                             -----------
POLLUTION CONTROL--1.4%
USA Waste Services, Inc.*...................    65,000         2,080,000
                                                             -----------
RESTAURANTS & LODGING--.7%
Lone Star Steakhouse & Saloon, Inc.*........    30,300           776,438
Suburban Lodges of America, Inc.*...........    15,500           323,563
                                                             -----------
                                                               1,100,001
                                                             -----------
RETAILING--6.5%
Dollar General Corp.........................    44,500         1,234,875
Gucci Group N.V.............................    53,000         3,657,000
Home Depot, Inc.............................    38,600         2,113,350
Nine West Group Inc.*.......................    22,500         1,122,188
TJX Companies, Inc..........................    41,500         1,660,000
                                                             -----------
                                                               9,787,413
                                                             -----------
RESEARCH--1.1%
Gartner Group Inc. Cl A*....................    52,400         1,611,300
                                                             -----------
SEMI-CONDUCTORS--6.1%
Altera Corporation*.........................    48,700         3,019,400
Intel Corp.+................................    41,900         4,603,762
Maxim Integrated Products, Inc.*............    22,300           780,500
Xilinx, Inc.*...............................    25,000           818,750
                                                             -----------
                                                               9,222,412
                                                             -----------
MISCELLANEOUS--3.8%
Loewen Group Inc............................    77,700         3,078,863
Service Corp. International.................    94,000         2,679,000
                                                             -----------
                                                               5,757,863
                                                             -----------
Total Common Stocks
    (Cost $147,027,799).....................                 159,012,095
                                                             -----------
Preferred Stock--.6%
COMMUNICATIONS
Nokia Corporation, ADR
   (Cost $858,564)..........................    18,200           844,025
                                                             -----------
Total Investments
   (Cost $147,886,363) (a)..................     106.4%      159,856,120
Liabilities in Excess of Other Assets.......      (6.4)       (9,598,390)
                                                  ----      ------------
Net Assets..................................     100.0%     $150,257,730
                                                 =====      ============


  * Non-income producing security.
  + Securities partially or fully on loan.
(a) At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $147,886,363, amounted to $11,969,757 which consisted of aggregate gross unrealized appreciation of $17,851,968 and aggregate gross unrealized depreciation of $5,882,211.

                       See Notes to Financial Statements.

THE ALGER FUND
ALGER CAPITAL APPRECIATION PORTFOLIO (i)
Financial Highlights
For a share outstanding throughout the year



                                                                                      Year Ended October 31,
                                                               -----------------------------------------------------------------
                                                                      1996                      1995                   1994
                                                                ---------------           ---------------        ---------------
Net asset value, beginning of year                               $      18.62              $      11.11            $      10.00
                                                                 ------------              ------------            ------------
Net investment income (loss)                                             (.34)(ii)                (0.47)(ii)              (0.47)
Net realized and unrealized gain on investments                          3.88                      7.98                    1.58
                                                                 ------------              ------------            ------------
Total from investment operations                                         3.54                      7.51                    1.11
Distributions from net realized gains                                    (.54)                       --                      --
                                                                 ------------              ------------            ------------
Net asset value, end of year                                     $      21.62              $      18.62            $      11.11
                                                                 ============              ============            ============
Total Return (iii)                                                      19.5%                     67.6%                   11.1%
                                                                 ============              ============            ============
Ratios and Supplemental Data:
       Net assets, end of year (000's omitted)                   $    150,258              $     33,640            $      2,369
                                                                 ============              ============            ============
       Ratio of expenses excluding interest to
         average net assets                                             2.44%                     3.26%                  4.13%
                                                                 ============              ============            ============
       Ratio of expenses including interest to
         average net assets                                             2.46%(iv)                 3.54%(iv)              5.53%(vi)
                                                                 ============              ============            ============
       Decrease reflected in above expense ratios
         due to expense reimbursements (v)                                 --                        --                   0.85%
                                                                 ============              ============            ============
       Ratio of net investment income (loss) to
         average net assets                                            (1.61%)                   (3.02%)                 (5.12%)
                                                                 ============              ============            ============
       Portfolio Turnover Rate                                        162.37%                   197.65%                 231.99%
                                                                 ============              ============            ============
       Average Commission Rate Paid                              $      .0647
                                                                 ============
       Debt outstanding at end of year                           $  7,700,000                        --            $    651,000
                                                                 ============              ============            ============
       Average amount of debt outstanding during
         the year                                                $    239,966              $    293,153            $    406,864
                                                                 ============              ============            ============
       Average daily number of shares outstanding
         during the year                                            4,852,286                   543,270                 191,676
                                                                 ============              ============            ============
       Average amount of debt per share during
         the year                                                $       0.05              $       0.54            $       2.12
                                                                 ============              ============            ============


(i) Prior to March 27, 1995, the Alger Capital Appreciation Portfolio was the Alger Leveraged AllCap Portfolio.
(ii)  Amount was computed based on average shares outstanding during the year.
(iii) Does not reflect contingent deferred sales charge.
(iv) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 2.45% and 3.43% for the years ended October 31, 1996 and 1995, respectively.
(v) Represents expense reimbursements made pursuant to applicable state expense limits.
(vi) Expense ratio does not reflect the effect of fees offset by earnings credits.


                       See Notes to Financial Statements.

THE ALGER FUND
ALGER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 1996

Short-Term Corporate                           Principal
Notes--95.3%                                     Amount          Value
                                               ---------         -----
AUTOMOTIVE EQUIPMENT
   & SERVICES--5.2%
Daimler-Benz North America Corp.,
   5.55%, 1/16/97.........................   $10,000,000     $  9,882,833
Mitsubishi Motors Credit of
   America, Inc.
   Series C, 5.50%, 1/7/97................     4,900,000        4,849,843
                                                             ------------
                                                               14,732,676
                                                             ------------
BANKS--22.2%
Banca CRT Financial Corp.,
   5.35-5.40%, 1/15/97-3/27/97............    14,000,000       13,736,417
Banco Inbursa S.A.,
   5.26%, 11/5/96.........................       500,000          499,708
Bankers Trust New York Corp.,
   5.35-5.38%, 2/10/97-3/12/97............    14,500,000       14,249,473
Bank of America,
   5.36%, 2/13/97.........................    11,700,000       11,518,832
Caisse Centrale Desjardins
   Du Quebec,
   5.48%, 12/27/96........................     4,000,000        3,965,902
IMI Funding Corp. (USA),
   5.28%, 11/25/96........................     5,600,000        5,580,288
Societe Generale (Canada),
   5.35%, 4/7/97..........................     2,120,000        2,070,536
Strait Capital Corp.,
   5.40%, 1/7/97..........................     7,093,000        7,021,715
SunAmerica Inc.,
   5.35%, 11/4/96.........................     4,700,000        4,697,905
                                                             ------------
                                                               63,340,776
                                                             ------------
BEVERAGES--2.1%
Anheuser-Busch Companies Inc.,
   5.24%, 11/18/96(a).....................     6,000,000        5,985,153
                                                             ------------
BROKERAGE--4.7%
Merrill Lynch & Co., Inc.,
   5.33-5.42%, 11/27/96-4/23/97...........    13,700,000       13,536,605
                                                             ------------
CHEMICALS--2.3%
Engelhard Corp.,
   5.32%, 1/15/97-1/24/97.................     6,700,000        6,621,086
                                                             ------------
COMPUTER TECHNOLOGY--3.8%
CSC Enterprises,
   5.32-5.37%, 11/5/96-12/2/96............    10,900,000       10,877,160
                                                             ------------
ELECTRONICS--1.9%
Toshiba International
   Finance (U.K.) PLC,
   5.48-5.51%, 11/14/96...................    $5,400,000        5,389,266
                                                             ------------
FINANCE--25.9%
BFCE US Finance Corp.,
   5.31%, 1/7/97..........................     4,800,000        4,752,564
Dynamic Funding Corp. Series B
   5.34%, 12/2/96.........................     7,480,000        7,445,605
Gotham Funding Corp.,
   5.32-5.40%, 12/17/96-1/15/97(a)........    12,400,000       12,278,309
Industrial Funding Corp.,
   5.30%, 11/4/96.........................     3,700,000        3,698,366
Sweden (Kingdom of),
   5.58%, 1/29/97.........................    11,100,000       10,946,876
Oak Funding Corp.,
   5.39%, 1/13/97(a)......................     4,800,000        4,747,537
Progress Funding Corp., Series A,
   5.45%, 1/31/97(a)......................     3,100,000        3,057,293
Quebec (Province of),
   5.52%, 12/27/96........................     9,300,000        9,220,145
Sanwa Business Credit Corp.,
   5.40, 1/7/97-1/8/97....................    14,900,000       14,750,015
SRD Finance Inc.,
   5.40%, 1/9/97..........................     3,000,000        2,968,950
                                                             ------------
                                                               73,865,660
                                                             ------------
INSURANCE--1.8%
APC Funding Corp.,
   5.28%, 12/3/96 ........................     5,000,000        4,976,533
                                                             ------------
LEASING--1.7%
Century International Credit Corp.,
   5.50%, 1/7/97(a).......................     5,000,000        4,948,819
                                                             ------------
LEISURE & LODGING--5.1%
Accor, 5.43%, 1/7/97......................     6,800,000        6,731,280
Walt Disney Co.,
   5.27%, 11/20/96........................     7,800,000        7,778,305
                                                             ------------
                                                               14,509,585
                                                             ------------
MORTGAGE COMPANIES--1.8%
Countrywide Funding Corporation,
   5.26%, 12/5/96 ........................     5,107,000        5,081,630
                                                             ------------

                                                                            -28-
THE ALGER FUND
ALGER MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
October 31, 1996

Short-Term Corporate                           Principal
Notes--(cont.)                                   Amount          Value
                                               ---------         -----
OIL--.6%
MDU Resources Group Inc.,
   5.34%, 11/7/96.........................    $1,800,000      $ 1,798,398
                                                             ------------
RECEIVABLES COMPANIES--1.7%
Enterprise Funding Corp.,
   5.28%, 12/5/96 (a).....................     5,000,000        4,975,067
                                                             ------------
REAL ESTATE--12.8%
Reliastar Mortgage Corp.,
   5.29%, 12/11/96-12/19/96...............     9,300,000        9,239,695
U.S. Prime Property Inc.,
   5.32%-5.35%, 11/13/96-4/22/97..........    13,600,000       13,442,579
Yorkshire Building Society,
   5.48%, 11/21/96........................    14,000,000       13,957,378
                                                             ------------
                                                               36,639,652
                                                             ------------
TRADING COMPANIES--1.7%
Mitsubishi International Corp.,
   5.26%, 12/2/96.........................    $5,000,000        4,977,353
                                                             ------------
Total Short-Term Corporate Notes
  (Cost $272,255,419).....................                    272,255,419
                                                             ------------
Certificates of Deposit--4.7%
Banco Espirito Santo E Commercial,
   5.41-5.75%, 1/28/97-2/10/97
   (Cost $13,400,000).....................    13,400,000       13,400,000
                                                             ------------
U.S. GOVERNMENT
   AGENCY OBLIGATIONS--2.8%
Federal Farm Credit Bank Corp.,
   4.95%, 3/3/97 (Cost $7,995,637)........     8,000,000        7,995,637
                                                             ------------
Total Investments
   (Cost $293,651,056) (b)................       102.8%       293,651,056

Liabilities In Excess of
   Other Assets...........................        (2.8)        (7,948,955)
                                                ------       ------------
Net Assets................................       100.0%      $285,702,101
                                                ======       ============

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) At October 31, 1996, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

                       See Notes to Financial Statements.

                                                                            -29-
THE ALGER FUND
ALGER MONEY MARKET PORTFOLIO
Financial Highlights
For a share outstanding throughout the year


                                                                           YEAR ENDED OCTOBER 31,
                                              -----------------------------------------------------------------------------
                                               1996             1995             1994              1993             1992
                                               ----             ----             ----              ----             ----
Net asset value, beginning of year........... $ 1.0000         $ 1.0000          $ 1.0000         $ 1.0000         $ 1.0000
                                              --------         --------          --------         --------         --------
Net investment income........................    .0521            .0573             .0374            .0304            .0424
                                              --------         --------          --------         --------         --------
Dividends from net investment
   income....................................   (.0521)          (.0573)           (.0374)          (.0304)          (.0424)
Net asset value, end of year................. $ 1.0000         $ 1.0000          $ 1.0000         $ 1.0000         $ 1.0000
                                              ========         ========          ========         ========         ========
Total Return.................................     5.3%             5.9%              3.8%             3.1%             4.3%
                                              ========         ========          ========         ========         ========
Ratios and Supplemental Data:
  Net assets, end of year
     (000's omitted)......................... $285,702         $185,822          $163,170         $126,567         $135,288
                                              ========         ========          ========         ========         ========
  Ratio of expenses to average
     net assets..............................     .41%(i)          .29%(i)           .27%(ii)         .41%(ii)         .25%(ii)
                                              ========         ========          ========         ========         ========
  Decrease reflected in above
     expense ratios due to
     expense reimbursements
     and management fee
     waivers-Note 3(a).......................     .38%             .50%              .50%             .50%             .60%
                                              ========         ========          ========         ========         ========
  Ratio of net investment income
     to average net assets...................    5.18%            5.73%             3.78%            3.04%            4.30%
                                              ========         ========          ========         ========         ========

(i) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been .40% and .27% for the years ended October 31, 1996 and 1995, respectively.
(ii) Expense ratios for the years ended prior to October 31, 1995, do not reflect the effect of fees offset by earnings credits, if any.


                       See Notes to Financial Statements.

                                                                            -30-
THE ALGER FUND
STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except per share amounts) October 31, 1996

                                                               SMALL                                      CAPITAL
                                                             CAPITAL-                       MIDCAP        APPRE-           MONEY
                                               GROWTH         IZATION        BALANCED       GROWTH        CIATION         MARKET
ASSETS:                                       PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO
-------                                       ---------      ---------       ---------     ---------     ---------       ---------
Investments in securities, at value
   (identified cost*)-see accompany-
   ing schedules of investments .........      $261,912        $549,488       $13,252       $126,177       $159,856       $293,651
Cash ....................................            78             104           203            466             81             75
Receivable for investment
   securities sold.......................         2,758           8,498            65            150          4,239             --
Receivable for shares of beneficial
    interest sold........................         2,816           8,021            25            962          1,543          1,038
Dividends and interest
   receivable............................            66              23            51             10             26            104
Prepaid expenses and other assets........            21              25            11             14              3             49
                                                -------         -------        ------        -------        -------        -------
    Total Assets.........................       267,651         566,159        13,607        127,779        165,748        294,917
                                                -------         -------        ------        -------        -------        -------
LIABILITIES:
Payable for investment
   securities purchased..................           663           9,648            --          1,613          7,168             --
Bank loan payable........................            --              --            --             --          7,700             --
Payable for shares of beneficial
   interest redeemed.....................           148           1,359            61            155            193          8,831
Interest payable.........................            --              --            --             --             12             --
Accrued investment management fees.......           169             410             9             86            110            124
Accrued distribution fees ...............           169             361             9             81             97             --
Accrued shareholder servicing fees.......            56             120             3             27             34             --
Dividends payable-Note 2(c)..............            --              --            --             --             --             29
Accrued expenses.........................           239             389            33            131            176            231
                                                -------         -------        ------        -------        -------        -------
    Total Liabilities....................         1,444          12,287           115          2,093         15,490          9,215
                                                -------         -------        ------        -------        -------        -------
NET ASSETS ..............................      $266,207        $553,872       $13,492       $125,686       $150,258       $285,702
                                               ========        ========       =======       ========       ========       ========
Net Assets Consist of:
   Paid-in capital.......................      $220,489        $386,903       $11,964       $110,330       $137,604       $285,766
  Undistributed net investment
     income (accumulated loss)...........        (4,263)        (25,830)          (11)        (2,014)        (2,004)            --
  Undistributed net realized
     gain (accumulated loss).............        10,159         105,160           285          4,122          2,688            (64)
  Net unrealized appreciation............        39,822          87,639         1,254         13,248         11,970             --
                                                -------         -------        ------        -------        -------        -------
NET ASSETS ..............................      $266,207        $553,872       $13,492       $125,686       $150,258       $285,702
                                               ========        ========       =======       ========       ========       ========
Shares of beneficial interest
   outstanding-Note 7....................        28,062          51,004           950          6,660          6,949        285,766
                                                -------         -------        ------        -------        -------        -------

NET ASSET VALUE PER SHARE................         $9.49          $10.86        $14.21         $18.87         $21.62          $1.00
                                               ========        ========       =======       ========       ========       ========
*Identified cost.........................      $222,090        $461,848       $11,998       $112,930       $147,886       $293,651
                                               ========        ========       =======       ========       ========       ========


                       See Notes to Financial Statements.

                                                                            -31-
THE ALGER FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended October 31, 1996

                                                                Small                                    Capital
                                                              Capital-                     MidCap        Appre-         Money
                                              Growth           ization      Balanced       Growth        ciation       Market
INVESTMENT INCOME:                           Portfolio        Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
------------------                           ---------        ---------     ---------     ---------     ---------     ---------
Income:
  Dividends .................................  $ 1,332         $  338        $   38          $ 171         $  389       $    --
  Interest ..................................    1,381          2,500           307            667            459        13,553
                                                ------         ------        ------          -----         ------       -------
  Total Income...............................    2,713          2,838           345            838            848        13,553
Expenses:
  Management fees-Note 3(a)..................    1,654          4,478            82            721            862         1,215
  Distribution fees-Note 3(b)................    1,654          3,952            82            676            760            --
  Shareholder servicing fees-Note 3(f).......      551          1,317            27            225            253            --
  Interest on line of credit utilized-Note 5.       --             --            --             --             17            --
  Custodian fees.............................       30            103            10             22             28            32
  Transfer agent fees and
     expenses-Note 3(e)......................      532          1,086            44            288            435           525
  Professional fees..........................       29             40            17             28             17            17
  Trustees' fees.............................        5              5             5              5              5             5
  Registration fees..........................       81            107            22             54             90            78
  Miscellaneous..............................       54            126             7             23             25            47
                                                ------         ------        ------          -----         ------       -------
                                                 4,590         11,214           296          2,042          2,492         1,919
  Less, earnings credits-Note 2(e)...........      (20)           (17)           (2)            (7)           (13)          (22)
  Less, fee waivers-Note 3(a)................       --             --            --             --             --          (930)
                                                ------         ------        ------          -----         ------       -------
  Total Net Expenses.........................    4,570         11,197           294          2,035          2,479           967
                                                ------         ------        ------          -----         ------       -------
NET INVESTMENT
  INCOME (LOSS)..............................   (1,857)        (8,359)           51         (1,197)        (1,631)       12,586
                                                ------         ------        ------          -----         ------       -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments......    8,966         94,157           280          3,375          2,538           (14)
Net change in unrealized appreciation
  on investments.............................   10,513        (69,790)          399          3,534         10,813            --
                                                ------         ------        ------          -----         ------        ------
Net realized and unrealized
  gain (loss) on investments.................   19,479         24,367           679          6,909         13,351           (14)
                                                ------         ------        ------          -----         ------        ------
  NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS...............  $17,622       $ 16,008        $  730         $5,712        $11,720       $12,572
                                               =======       ========        ======         ======        =======       =======


                       See Notes to Financial Statements.

                                                                            -32-
THE ALGER FUND
ALGER CAPITAL APPRECIATION  PORTFOLIO STATEMENT OF CASH FLOWS (in thousands)
For the year ended October 31, 1996

Increase (decrease) in cash:
Cash flows from operating activities:
    Dividends received .........................................................   $     364
    Interest received ..........................................................         460
    Interest paid ..............................................................          (9)
    Operating expenses paid ....................................................      (2,141)
    Purchase of investment securities ..........................................    (261,876)
    Maturity of short-term securities, net .....................................       1,548
    Proceeds from disposition of investment securities .........................     149,863
    Other ......................................................................           2
                                                                                   ---------
       Net cash used in operating activities ..................................    (111,789)
                                                                                   ---------


Cash flows from financing activities:
       Dividends paid ..........................................................      (1,331)
    Proceeds from shares sold and dividends reinvested .........................     187,720
    Payments on shares redeemed ................................................     (82,914)
    Increase in bank borrowings ................................................       7,700
                                                                                   ---------
       Net cash provided by financing activities ..............................     111,175

Net decrease in cash ...........................................................        (614)
Cash--beginning of year ........................................................         695
                                                                                   ---------
Cash--end of year ..............................................................   $      81
                                                                                   =========


Reconciliation  of net  increase  in net  assets to net cash  used in  operating activities:
       Net increase in net assets resulting from operations ....................   $  11,720
       Increase in investments .................................................    (112,119)
       Increase in interest and dividends receivable ...........................         (25)
       Increase in receivable for investment securities sold ...................      (3,718)
       Increase in payable for investment securities purchased .................       5,373
       Net realized gain .......................................................      (2,538)
       Net increase in unrealized appreciation .................................     (10,813)
       Increase in accrued expenses and other liabilities ......................         329
       Net decrease in other assets ............................................           2
                                                                                   ---------
       Net cash used in operating activities ...................................   $(111,789)
                                                                                   =========

                       See Notes to Financial Statements.

                                                                            -33-
THE ALGER FUND
STATEMENTS  OF CHANGES IN NET ASSETS (in  thousands)
For the year ended October 31, 1996

                                                              SMALL                                    CAPITAL
                                                            CAPITAL-                     MIDCAP        APPRE-         MONEY
                                            GROWTH           IZATION      BALANCED       GROWTH        CIATION       MARKET
                                           PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                           ---------        ---------     ---------     ---------     ---------     ---------
Net investment income (loss)............   $ (1,857)       $ (8,359)      $    51      $ (1,197)     $ (1,631)       $ 12,586
Net realized gain (loss)
   on investments.......................      8,966          94,157           280         3,375         2,538             (14)
Net change in unrealized appreciation
   on investments.......................     10,513         (69,790)          399         3,534        10,813              --
                                           --------        --------       -------      --------      --------        --------
    Net increase in net assets
       resulting from operations........     17,622          16,008           730         5,712        11,720          12,572
Dividends to shareholders:
  Net investment income.................         --              --           (7)            --            --         (12,586)
  Net realized gains....................    (10,925)        (26,253)        (125)        (3,809)       (1,331)             --
Net increase from shares of beneficial
   interest transactions-Note 7.........    105,226         100,399         6,680        69,767       106,229          99,894
                                           --------        --------       -------      --------      --------        --------
      Total increase....................    111,923          90,154         7,278        71,670       116,618          99,880
Net Assets:
   Beginning of year....................    154,284         463,718         6,214        54,016        33,640         185,822
                                           ========        ========       =======      ========      ========        ========
  End of year...........................   $266,207        $553,872       $13,492      $125,686      $150,258        $285,702
                                           ========        ========       =======      ========      ========        ========
Undistributed net investment
   income (accumulated loss)............   $ (4,263)       $(25,830)      $   (11)     $ (2,014)     $ (2,004)       $     --
                                           ========        ========       =======      ========      ========        ========


THE ALGER FUND
STATEMENTS  OF CHANGES IN NET ASSETS (in  thousands)
For the year ended October 31, 1995

                                                                                         SMALL                       CAPITAL
                                                            CAPITAL-                     MIDCAP        APPRE-         MONEY
                                            GROWTH           IZATION      BALANCED       GROWTH        CIATION       MARKET
                                           PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO*     PORTFOLIO
                                           ---------        ---------     ---------     ---------    ----------     ---------
Net investment income (loss).............. $ (1,047)       $ (6,433)      $    (5)     $   (522)      $  (273)       $  9,507
Net realized gain (loss)
   on investments.........................   11,826          32,765           215         4,286         1,551             (20)
Net change in unrealized appreciation
   on investments.........................   22,002         114,070           644         8,407           826              --
                                           --------        --------       -------      --------      --------        --------
    Net increase in net assets resulting
       from operations....................   32,781         140,402           854        12,171         2,104           9,487
Dividends to shareholders:
  Net investment income...................       --              --            --            --            --          (9,507)
  Net realized gains......................   (1,768)           (170)           --            --            --              --
Net increase from shares of beneficial
   interest transactions-Note 7...........   46,881          28,596         2,287        23,329        29,167          22,672
                                           --------        --------       -------      --------      --------        --------
      Total increase......................   77,894         168,828         3,141        35,500        31,271          22,652
Net Assets:
   Beginning of year......................   76,390         294,890         3,073        18,516         2,369         163,170
                                           --------        --------       -------      --------      --------        --------
  End of year............................. $154,284        $463,718       $ 6,214      $ 54,016      $ 33,640        $185,822
                                           ========        ========       =======      ========      ========        ========
Undistributed net investment
   income (accumulated loss).............. $ (2,406)       $(17,471)      $   (55)     $   (817)     $   (373)       $     --
                                           ========        ========       =======      ========      ========        ========


* Prior to March 27, 1995, the Alger Capital Appreciation Portfolio was the Alger Leveraged All Cap Portfolio.


                       See Notes to Financial Statements.

THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS


NOTE 1- General:

     The Alger Fund (the "Fund") is a diversified, open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six classes of shares of beneficial interest--Growth Portfolio, Small Capitalization Portfolio, Balanced Portfolio, MidCap Growth
Portfolio, Capital Appreciation Portfolio and Money Market Portfolio (the "Portfolios").

NOTE 2- Significant Accounting Policies:

(a) INVESTMENT VALUATION: Investments of the Portfolios, other than the Money Market Portfolio, are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

     Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

     The investments of the Money Market Portfolio, and short-term securities held by the other Portfolios having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date.

     The Money Market Portfolio declares dividends daily from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Portfolios are declared and paid annually.

     With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

(d) FEDERAL INCOME TAXES: It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. To the extent a Portfolio maintains such compliance, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance. At October 31, 1996, the net capital loss carryforwards of the Money Market Portfolio which may be used to offset future net realized gains were approximately $62,000, and expire between 1997 and 2004.

(e) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them. The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere

(f) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

                                                                            -35-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (Continued)


NOTE 3- Investment Management Fees and Other Transactions with Affiliates:

(a) Investment Management Fees: Fees incurred by each Portfolio, pursuant to the provisions of Investment Management Agreements (the "Agreements") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the value of the average daily net assets of each Portfolio at the following annual rates:

  Growth Portfolio............................................   .75%
  Small Capitalization Portfolio..............................   .85
  Balanced Portfolio..........................................   .75
  MidCap Growth Portfolio.....................................   .80
  Capital Appreciation Portfolio..............................   .85
  Money Market Portfolio......................................   .50

     With respect to the Money Market Portfolio, Alger Management undertook to waive its management fee of $929,673 for the period from November 1, 1995 through August 21, 1996. Subsequent to August 21, 1996, Alger Management discontinued its voluntary waiver of the management fee.

(b) DISTRIBUTION FEES: The Fund has adopted an Amended and Restated Plan of Distribution (the "Plan") pursuant to which each Portfolio, other than the Money Market Portfolio, has agreed to reimburse Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor"), for costs and expenses incurred by the Distributor in connection with advertising and marketing shares of the Fund's Portfolios. The distribution fee is not to exceed .75% of the average daily net assets of each of the designated Portfolios. If in any month, the costs incurred by the Distributor are in excess of the distribution fees charged to the Portfolios, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 1996, such excess carried forward was approximately $7,877,000, $16,225,000, $282,000, $3,069,000 and
$2,130,000 for the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, and the Capital Appreciation Portfolio, respectively. Contingent deferred sales charges imposed on redemptions will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below. The Distributor has entered into arrangements with broker/dealers for the sale of shares of certain of the Fund's Portfolios. In connection with these arrangements, the Distributor has agreed to pay these broker/dealers, with respect to the shares sold, from its distribution fee received from the Portfolios.

(c) CONTINGENT DEFERRED SALES CHARGE: A contingent deferred sales charge is imposed if an investor redeems an amount which causes the current value of the investor's account of any Portfolio to fall below the total dollar amount of investments made during the past six years, except that no sales charge is imposed on the amount of the investment redeemed which is attributable to reinvested dividends or capital gain distributions or is derived from increases in the value of the investor's account above the amount invested during the past six years. The amount of the charge is 5% of the purchase payment for redemptions made in the first year. For redemptions made in the second, third, fourth, fifth and sixth years, the amount of the charge is 4%, 3%, 2%, 2% and 1%, respectively. In addition, no charge is imposed on the redemption of shares of the Money Market Portfolio, except for redemptions of shares acquired in exchange for shares of the other Portfolios. Any sales charges imposed on redemptions are paid to the Distributor. During the year ended October 31, 1996, such charges amounted to approximately $2,188,000.

(d) BROKERAGE COMMISSIONS: During the year ended October 31, 1996, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio and the Capital Appreciation Portfolio paid the Distributor commissions of $429,337, $693,735, $14,435, $195,922 and $220,833,
respectively, in connection with securities transactions.

THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(e) TRANSFER AGENT FEES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1996, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio and the Money Market Portfolio incurred fees of $412,800, $841,460, $34,285, $239,547, $363,480 and $336,630, respectively, for services provided by Alger Services. In addition, during the year ended October 31, 1996, the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio and the Money Market Portfolio reimbursed Alger Services $119,220, $244,345, $9,784, $48,865, $71,095 and $187,970, respectively, for transfer agent related expenses paid by Alger Services on behalf of the Portfolios.


(f) SHAREHOLDER SERVICING FEES: The Fund has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Portfolio, other than the Money Market Portfolio, with ongoing servicing of shareholder accounts. As compensation for such services, each designated Portfolio pays the Distributor a monthly fee at an annual rate equal to .25% of the Portfolios' average daily net assets.

(g) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services. At October 31, 1996, Alger Management and its affiliates owned 779,536 shares, 753,334 shares, 103,418 shares, 230,084 shares, 102,899 shares and 740,543 shares of the Growth Portfolio, the Small Capitalization Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio and the Money Market Portfolio, respectively.



NOTE 4- Securities Transactions:

     The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 1996:

                                           PURCHASES              SALES
                                           ---------              -----

Growth Portfolio..................       $ 277,632,501       $ 186,474,658
Small Capitalization
  Portfolio.......................         800,246,870         741,942,811
Balanced Portfolio................          12,730,192           7,689,809
MidCap Growth
  Portfolio.......................         151,773,158          89,626,920
Capital Appreciation
  Portfolio.......................         267,248,920         153,582,680


NOTE 5- Short-Term Borrowings:

     The Capital Appreciation Portfolio has a line of credit with a bank whereby it may borrow up to 1/3 of its assets, as defined, up to a maximum of $20,000,000. Such borrowings have a variable interest rate and are payable on demand. For the year ended October 31, 1996, the Portfolio had borrowings which averaged $239,966 at a weighted average interest rate of 6.97%.



NOTE 6- Subsequent Event:

     Subsequent to year end, the Fund, subject to approval of the Board of Trustees, intends to offer a second class of shares for each Portfolio of the Fund, excluding the Money Market Portfolio. The new class of shares ("Class A shares") will differ from the current class primarily in the manner fees are charged. The Class A shares will be not be subject to either the contingent deferred sales charge or the distribution fee of the Plan but will, however, be subject to an initial sales charge at the time of purchase.

                                                                            -37-
THE ALGER FUND
NOTES TO FINANCIAL STATEMENTS (Continued)


NOTE 7- Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which were divided into six different classes of shares during the year ended October 31, 1996. Transactions of shares of beneficial interest were as follows:

                                                    FOR THE YEAR ENDED                          FOR THE YEAR ENDED
                                                     OCTOBER 31, 1996                            OCTOBER 31, 1995
                                            SHARES                      AMOUNT           SHARES                     AMOUNT
                                            ------                      ------           ------                     ------
Alger Growth Portfolio*
    Shares sold..........................    20,439,840               $185,976,149       14,201,363               $ 76,768,669
    Dividends reinvested.................     1,233,917                 10,587,010          266,844                  1,726,486
                                           ------------               ------------     ------------               ------------
                                             21,673,757                196,563,159       14,468,207                 78,495,155
    Shares redeemed......................   (10,053,996)               (91,337,193)      (1,678,400)               (31,613,563)
                                           ------------               ------------     ------------               ------------
    Net increase.........................    11,619,761               $105,225,966       12,789,807               $ 46,881,592
                                            ===========                ===========      ===========               ============
Alger Small Capitalization Portfolio*
    Shares sold..........................    65,877,346               $715,329,513       42,344,546               $322,359,498
    Dividends reinvested.................     2,431,612                 25,264,448           22,836                    161,233
                                           ------------               ------------     ------------               ------------
                                             68,308,958                740,593,961       42,367,382                322,520,731
    Shares redeemed......................   (58,979,523)              (640,194,617)     (13,590,168)              (293,925,307)
                                           ------------               ------------     ------------               ------------
    Net increase.........................     9,329,435               $100,399,344       28,777,214               $ 28,595,424
                                            ===========                ===========      ===========               ============
Alger Balanced Portfolio
    Shares sold..........................     1,054,356               $ 14,459,376          274,506               $  3,523,634
    Dividends reinvested.................         9,599                    129,105               --                         --
                                           ------------               ------------     ------------               ------------
                                              1,063,955                 14,588,481          274,506                  3,523,634
    Shares redeemed......................      (571,454)                (7,908,926)        (105,829)                (1,237,116)
                                           ------------               ------------     ------------               ------------
    Net increase.........................       492,501               $  6,679,555          168,677               $  2,286,518
                                            ===========               ============      ===========               ============
Alger MidCap Growth Portfolio
    Shares sold..........................     5,967,864               $109,772,851        2,932,971               $ 47,462,566
    Dividends reinvested.................       208,813                  3,587,405               --                         --
                                           ------------               ------------     ------------               ------------
                                              6,176,677                113,360,256        2,932,971                 47,462,566
    Shares redeemed......................    (2,369,463)               (43,593,307)      (1,530,303)               (24,133,228)
                                           ------------               ------------     ------------               ------------
    Net increase.........................     3,807,214               $ 69,766,949        1,402,668               $ 23,329,338
                                            ===========               ============      ===========               ============
Alger Capital Appreciation Portfolio
    Shares sold..........................     9,017,193               $187,170,688        2,155,985               $ 38,975,452
    Dividends reinvested.................        69,287                  1,293,585               --                         --
                                           ------------               ------------     ------------               ------------
                                              9,086,480                188,464,273        2,155,985                 38,975,452
    Shares redeemed......................    (3,944,113)               (82,235,369)        (562,915)                (9,808,970)
    Net increase.........................     5,142,367               $106,228,904        1,593,070               $ 29,166,482
                                            ===========                ===========      ===========               ============
Alger Money Market Portfolio
    Shares sold..........................   903,938,157               $903,938,157      354,232,048               $354,232,048
    Dividends reinvested.................    11,911,938                 11,911,938        9,136,546                  9,136,546
                                           ------------               ------------     ------------               ------------
                                            915,850,095                915,850,095      363,368,594                363,368,594
    Shares redeemed......................  (815,956,070)              (815,956,070)    (340,696,846)              (340,696,846)
                                           ------------               ------------      ------------               ------------
    Net increase.........................    99,894,025              $  99,894,025       22,671,748                $22,671,748
                                            ===========              =============      ============               ===========

* For the year ended October 31, 1995, the number of shares were adjusted to reflect the effect of a 3 for 1 stock split which occurred on September 27, 1995.

                                                                            -38-
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
  Board of Trustees of The Alger Fund:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Fund (a Massachusetts business trust comprising, respectively, the Growth Portfolio, Small Capitalization Portfolio, Balanced Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio and Money Market Portfolio) as of October 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Fund as of October 31, 1996, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP



New York, New York
December 4, 1996